UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
 Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant   ☑
Filed by a Party other than the Registrant   ☐

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☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GREEN ENERGY MANAGEMENT SERVICES HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GREEN ENERGY MANAGEMENT SERVICES HOLDINGS, INC.
381 Teaneck Road, Suite 3
Teaneck, New Jersey 07666
(201) 530-1200

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To All Stockholders of Green Energy Management Services Holdings, Inc.:

The purpose of this letter is to inform you that on Tuesday, October 18, 2011, at 9:00 a.m., Eastern time, a Special Meeting of Stockholders (the “Special Meeting”) of Green Energy Management Services Holdings, Inc., a Delaware corporation (the “Company”), will be held at the offices of Kaye Scholer LLP, located at 425 Park Avenue, New York, New York 10022, to consider and vote upon the following six proposals described in the accompanying proxy statement (the “Proxy Statement”):

•
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of each of the outstanding shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), at a ratio to be determined by the Board of Directors of the Company (the “Board of Directors”) of not less than one-for-five (1-for-5) and not more than one-for-fifteen (1-for-15) (with the exact ratio to be set at a whole number within this range as determined by the Board in its sole discretion), with no change in par value, so that each new share of Common Stock will be issued for up to fifteen (15) shares of issued and outstanding Common Stock, without a corresponding reduction of the number of shares of Common Stock the Company is authorized to issue (the “Reverse Stock Split”) - Proposal No. 1;

•	To approve an amendment to the Certificate of Incorporation eliminating the classification of the Board of Directors - Proposal No. 2;

•	To approve an amendment to the Certificate of Incorporation to permit action by written consent of stockholders - Proposal No. 3;

•	To approve an amendment to the Certificate of Incorporation to repeal Article IX - stockholder approval of a “Business Combination” with an “Interested Person” - Proposal No. 4;

•
To approve an amendment to the Certificate of Incorporation to provide indemnification of, advance expenses to, and hold harmless, the Company’s officers and directors to the maximum extent permitted by the General Corporation Law of the State of Delaware, and, to the extent and in the manner permitted by law, to provide indemnification and advance expenses to any other person when and as authorized by appropriate corporate action - Proposal No. 5;

•	To approve an amendment to the Certificate of Incorporation to remove certain provisions of the Certificate of Incorporation requiring supermajority voting requirements - Proposal No. 6;

•	To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

If each of the Proposals Nos. 2 through 6 are approved by the Company’s stockholders at the Special Meeting, the Company will adopt its Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate of Incorporation”), in the form of Annex B attached to the accompanying Proxy Statement, reflecting the approval of the Company’s stockholders of the changes to the Certificate of Incorporation set forth in such proposals and to include other technical, conforming and administrative changes to the Certificate of Incorporation.  The Board of Directors believes that such other technical, conforming and administrative changes being made to the Certificate of Incorporation are not material.  If any or all of the Proposals Nos. 2 through 6 are not approved by the Company’s stockholders at the Special Meeting, the applicable provision currently set forth in the Certificate of Incorporation will continue to be included in the Second Amended and Restated Certificate of Incorporation to be adopted by the Company.

The Board of Directors has unanimously approved each of the foregoing proposals and the form of the Second Amended and Restated Certificate of Incorporation and recommends that you vote in favor of each of the proposals.  The Board of Directors has fixed the close of business on September 6, 2011 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Shares of the Common Stock of the Company may be voted at the Special Meeting only if the holder is present at the meeting in person or by valid proxy.

Whether or not you are personally able to attend the Special Meeting, please complete, sign and date the enclosed proxy card and return it in the enclosed prepaid envelope as soon as possible.  This action will not limit your right to vote in person if you do wish to attend the Special Meeting and vote personally.

You are urged to review carefully the information contained in the accompanying Proxy Statement prior to deciding how to vote your shares.  This notice, the accompanying Proxy Statement and a form of the proxy card are first being mailed to the Company’s stockholders on or about _________, 2011.

The Board of Directors cordially invites you to attend the Special Meeting.

September 2, 2010	By Order of the Board of Directors

Sincerely,

/s/ Ronald P. Ulfers, Jr.
Ronald P. Ulfers, Jr.
Chairman, President and Chief Executive Officer
Green Energy Management Services Holdings, Inc.
381 Teaneck Road, Suite 3
Teaneck, New Jersey 07666

PLEASE VOTE AS SOON AS POSSIBLE TO ENSURE THAT YOUR VOTE IS RECORDED PROMPTLY EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING.  YOU HAVE THREE OPTIONS FOR SUBMITTING YOUR VOTE BEFORE THE SPECIAL MEETING: VIA THE INTERNET, BY PHONE OR BY MAIL.  FOR FURTHER DETAILS, SEE “QUESTIONS AND ANSWERS” IN THE PROXY STATEMENT.  IF YOU HAVE INTERNET ACCESS, THE COMPANY ENCOURAGES YOU TO RECORD YOUR VOTE ON THE INTERNET.  IT IS CONVENIENT AND IT SAVES YOUR COMPANY SIGNIFICANT PROCESSING COSTS.

Important Notice Regarding the Availability of Proxy Materials for Green Energy Management Holdings, Inc.’s
Special Meeting of Stockholders to be Held on October 18, 2011

This Proxy Statement and a form of a proxy card are available at http://www.gempowered.com.
In accordance with SEC rules, this website does not use “cookies”, track the identity of anyone accessing the website to view the proxy materials or gather any personal information.  Information on Green Energy Management Holdings, Inc.’s website does not constitute a part of this Proxy Statement.

TABLE OF CONTENTS

GENERAL INFORMATION	6
REQUIRED VOTE FOR APPROVAL	7
OVERVIEW OF PROPOSALS NOS. 1 THROUGH 6	8
QUESTIONS AND ANSWERS ABOUT THE PROPOSALS	9

PROPOSAL NO. 1: APPROVAL OF THE REVERSE STOCK SPLIT	16

Proposed Amendment	16
Reasons for the Reverse Stock Split	16
Effective Date	17
Effects of the Reverse Stock Split	17
No Going Private Transaction	19
Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split	19
Dissenters Rights	20
Relationship Among Proposals and the Consequences of the Stockholder Vote	20
Required Vote for Approval	20
Recommendation of the Board of Directors	20

PROPOSAL NO. 2: APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION ELIMINATING THE CLASSIFICATION OF THE BOARD OF DIRECTORS.	21

Proposed Amendment	21
Reasons for Recommended Change	21
Dissenters Rights	21
Relationship Among Proposals and Consequences of the Stockholder Vote	22
Required Vote for Approval	22
Recommendation of the Board of Directors	22

PROPOSAL NO. 3: APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO PERMIT ACTION BY WRITTEN CONSENT OF STOCKHOLDERS.	23

Proposed Amendment	23
Background	23
Reasons for the Proposal	23
Effect of the Authorization to Permit Stockholders to Act by Written Consent	23
Dissenters Rights	24
Relationship Among Proposals and Consequences of the Stockholder Vote	24
Required Vote for Approval	24
Recommendation of the Board of Directors	24

PROPOSAL NO. 4: APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REPEAL ARTICLE IX - STOCKHOLDER APPROVAL OF A “BUSINESS COMBINATION” WITH AN “INTERESTED PERSON”.	25

Proposed Amendment	25
Reasons for the Proposal	25
Interests of Certain Persons in the Proposal	26
Dissenters Rights	26
Relationship Among Proposals and Consequences of the Stockholder Vote	26
Required Vote for Approval	26
Recommendation of the Board of Directors	26

PROPOSAL NO. 5: APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO PROVIDE INDEMNIFICATION OF, ADVANCE EXPENSES TO, AND HOLD HARMLESS, THE COMPANY’S OFFICERS AND DIRECTORS TO THE MAXIMUM EXTENT PERMITTED BY THE DGCL, AND, TO THE EXTENT AND IN THE MANNER PERMITTED BY LAW, TO PROVIDE INDEMNIFICATION AND ADVANCE EXPENSES TO ANY OTHER PERSON WHEN AND AS AUTHORIZED BY APPROPRIATE CORPORATE ACTION.	27

Proposed Amendment	27
Limiting the Liability of Officers and Directors Under the DGCL	27
Reasons for the Proposal	27
Effect of Approving the Proposal	28
Dissenters Rights	28
Relationship Among Proposals and Consequences of the Stockholder Vote	28
Required Vote for Approval	28
Recommendation of the Board of Directors	28

PROPOSAL NO. 6: APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REMOVE CERTAIN PROVISIONS OF THE CERTIFICATE OF INCORPORATION REQUIRING SUPERMAJORITY VOTING REQUIREMENTS.	29

Proposed Amendment	29
Reasons for the Proposal	29
Effect of Approving the Proposal	29
Dissenters Rights	30
Relationship Among Proposals and Consequences of the Stockholder Vote	30
Required Vote for Approval	30
Recommendation of the Board of Directors	30

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND CONSENTING STOCKHOLDERS	31
HOUSEHOLDING INFORMATION	33
STOCKHOLDER PROPOSALS	33
WHERE YOU CAN FIND MORE INFORMATION	33
OTHER MATTERS	33

ANNEXES

Annex A:	Certificate of Amendment to Effect the Reverse Stock Split	A-1

Annex B:	Second Amended and Restated Certificate of Incorporation	B-1

Annex C:	Amendments to the Certificate of Incorporation proposed for adoption pursuant to Proposal No. 2	C-1

Annex D-1:	Amendments to the Certificate of Incorporation proposed for adoption pursuant to Proposal No. 3	D-1

Annex D-2:	Corresponding amendments to the Bylaws pursuant to Proposal No. 3	D-2-1

Annex E:	Amendments to the Certificate of Incorporation proposed for adoption pursuant to Proposal No. 4	E-1

Annex F:	Amendments to the Certificate of Incorporation proposed for adoption pursuant to Proposal No. 5	F-1

Annex G:	Amendments to the Certificate of Incorporation proposed for adoption pursuant to Proposal No. 6	G-1

Annex H:
Amendments to the Certificate of Incorporation proposed for adoption pursuant to Proposals Nos. 2 through 6 and the other technical, conforming and administrative changes to the Certificate of Incorporation, all as reflected in the Second Amended and Restated Certificate of Incorporation.
H-1

GREEN ENERGY MANAGEMENT SERVICES HOLDINGS, INC.
381 Teaneck Road, Suite 3
 Teaneck, New Jersey 07666
(201) 530-1200

PROXY STATEMENT

September 2, 2011

General Information

This Proxy Statement (this “Proxy Statement”) is being furnished by Green Energy Management Services Holdings, Inc., a Delaware corporation (the “Company”, “we”, “our” or “us”), in connection with a Special Meeting of Stockholders of the Company to be held on Tuesday, October 18, 2011, at 9:00 a.m., Eastern time, at the offices of Kaye Scholer LLP, located at 425 Park Avenue, New York, New York 10022, and any adjournment(s) thereof (the “Special Meeting”) for the following purposes:

•
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of each of the outstanding shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), at a ratio to be determined by the Board of Directors of the Company (the “Board of Directors”) of not less than one-for-five (1-for-5) and not more than one-for-fifteen (1-for-15) (with the exact ratio to be set at a whole number within this range as determined by the Board in its sole discretion), with no change in par value, so that each new share of Common Stock will be issued for up to fifteen (15) shares of issued and outstanding Common Stock, without a corresponding reduction of the number of shares of Common Stock the Company is authorized to issue (the “Reverse Stock Split”) - Proposal No. 1;

•	To approve an amendment to the Certificate of Incorporation eliminating the classification of the Board of Directors - Proposal No. 2;

•	To approve an amendment to the Certificate of Incorporation to permit action by written consent of stockholders - Proposal No. 3;

•
To approve an amendment to the Certificate of Incorporation to repeal Article IX of the Certificate of Incorporation - stockholder approval of a “Business Combination” with an “Interested Person” - Proposal No. 4;

•
To approve an amendment to the Certificate of Incorporation to provide indemnification of, advance expenses to, and hold harmless, the Company’s officers and directors to the maximum extent permitted by the General Corporation Law of the State of Delaware (the “DGCL”), and, to the extent and in the manner permitted by law, to provide indemnification and advance expenses to any other person when and as authorized by appropriate corporate action - Proposal No. 5;

•	To approve an amendment to the Certificate of Incorporation to remove certain provisions of the Certificate of Incorporation requiring supermajority voting requirements - Proposal No. 6; and

To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

If each of the Proposals Nos. 2 through 6 are approved by the Company’s stockholders at the Special Meeting, the Company will adopt its Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate of Incorporation”), in the form of Annex B attached to this Proxy Statement, reflecting the approval of the Company’s stockholders of the changes to the Certificate of Incorporation set forth in such proposals and to include other technical, conforming and administrative changes to the Certificate of Incorporation.  The Board of Directors believes that such other technical, conforming and administrative changes being made to the Certificate of Incorporation are not material.  If any or all of the Proposals Nos. 2 through 6 are not approved by the Company’s stockholders at the Special Meeting, the applicable provision currently set forth in the Certificate of Incorporation will continue to be included in the Second Amended and Restated Certificate of Incorporation to be adopted by the Company.

The Board of Directors has unanimously approved each of Proposals Nos. 1 through 6 and the form of the Second Amended and Restated Certificate of Incorporation and recommends that you vote “FOR” approval of each of the proposals.

Stockholders of record as of the close of business on September 6, 2011 (the “Record Date”) may vote at the Special Meeting and at any adjournment(s) of the Special Meeting.  Each stockholder has one vote for each share of the Common Stock held of record by such stockholder on the Record Date.  On the Record Date, there were approximately 443,977,432 shares of Common Stock and no shares of the Company’s preferred stock, $0.0001 par value per share (the “Preferred Stock”) issued and outstanding .

All valid proxies received by the Secretary of the Company before the Special Meeting and not revoked will be exercised.  All shares of Common Stock validly represented by proxy will be voted and, where a stockholder specifies by means of a valid proxy a choice with respect to any matter to be acted upon, the shares of Common Stock will be voted in accordance with the specifications so made.  If you do not specify on your proxy card how you want to vote your shares and authority to vote is not specifically withheld, your shares will be voted as follows: (i) “FOR” the proposal to effect the Reverse Stock Split (Proposal No. 1); (ii) “FOR” the proposal to amend the Certificate of Incorporation to eliminate the classification of the Board of Directors (Proposal No. 2); (iii) “FOR” the proposal to amend the Certificate of Incorporation to permit action by written consent of stockholders (Proposal No. 3); (iv) “FOR” the proposal to amend the Certificate of Incorporation to repeal Article IX of the Certificate of Incorporation - stockholder approval of a “Business Combination” with an “Interested Person” (Proposal No. 4); (v) “FOR” the proposal to amend the Certificate of Incorporation to provide indemnification of, advance expenses to, and hold harmless, the Company’s officers and directors to the maximum extent permitted by the DGCL, and, to the extent and in the manner permitted by law, to provide indemnification and advance expenses to any other person when and as authorized by appropriate corporate action (Proposal No. 5); (vi) “FOR” the proposal to amend the Certificate of Incorporation to remove certain provisions of the Certificate of Incorporation requiring supermajority voting requirements (Proposal No. 6); and (vii) with discretionary authority with respect to all other matters which may properly come before the Special Meeting or any adjournments thereof. Stockholders who hold their shares in “street name” (i.e., in the name of a bank, broker or other record holder) must vote their shares in the manner prescribed by their banks, brokers, or other record holders.

You can revoke your proxy at any time before it is exercised in one of three ways:

1.	by delivering to the Company’s Secretary a written instrument of revocation bearing a date later than the date of the proxy;

2.	by duly executing and delivering to the Company’s Secretary a subsequent proxy relating to the same shares; or

3.
by attending the Special Meeting and voting in person, provided that you notify the Company’s Secretary at the Special Meeting of your intention to vote in person at any time prior to the voting of your proxy.

The expenses of mailing this Proxy Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Proxy Statement and all documents that now accompany or may in the future supplement it.  The Company contemplates that brokerage houses, custodians, nominees, and fiduciaries will forward this Proxy Statement to the beneficial owners of the Company’s capital stock held of record by these persons and the Company will reimburse them for their reasonable expenses incurred in this process.

Green Energy Management Services Holdings, Inc. is a full service energy management company based in the Eastern United States that also provides residential and commercial electrical contractor services.  The Company’s Common Stock trades on the Over-The-Counter Bulletin Board (the “OTCBB”) under the symbol “GRMS”.  The Company incorporated in the State of Delaware.  The Company’s principal executive offices are located at 381 Teaneck Road, Suite 3, Teaneck, New Jersey 07666, and its telephone number is (201) 530-1200.

Required Vote for Approval

The stockholders entitled to cast a majority of all votes that could be cast by the holders of all of the outstanding shares of Common Stock, present in person or represented by proxy at the Special Meeting, is necessary to constitute a quorum for the transaction of business.  Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes. Under the DGCL, proxies marked “Abstain” are not considered to be cast votes, however, abstentions will count for purposes of determining whether there is a quorum and for purposes of determining the voting power and number of shares entitled to vote at the Special Meeting.  Broker non-votes similarly will be counted for purposes of determining whether there is a quorum at the Special Meeting.   A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions).

Proposal No. 1 (approval of the Reverse Stock Split) will be approved if stockholders entitled to cast a majority of the votes which all stockholders present, in person or by proxy, are entitled to vote on the matter, vote “FOR” such proposal.  With respect to Proposal No. 1, a stockholder may vote “FOR”, “AGAINST” or “ABSTAIN”.  Any shares not voted (whether by abstention, “broker non-vote” or otherwise) will have no impact on the approval of Proposal No. 1 because only a majority of the Company’s Common Stock represented in person or by proxy at the Special Meeting is required to approve this proposal.

Proposal No. 2 (approval of an amendment to the Certificate of Incorporation eliminating the classification of the Board of Directors), Proposal No. 3 (approval of an amendment to the Certificate of Incorporation to permit action by written consent of stockholders), Proposal No. 5 (approval of an amendment to the Certificate of Incorporation to provide indemnification of, advance expenses to, and hold harmless, the Company’s officers and directors to the maximum extent permitted by the DGCL, and, to the extent and in the manner permitted by law, to provide indemnification and advance expenses to any other person when and as authorized by appropriate corporate action. ) and Proposal No. 6 (approval of an amendment to the Certificate of Incorporation to remove certain provisions of the Certificate of Incorporation requiring supermajority voting requirements), will be approved if the holders of no less than 80% of the Company’s Common Stock issued and outstanding and entitled to vote on the matter, vote “FOR” such proposal.  Any shares not voted (whether by abstention, “broker non-vote” or otherwise) will not be counted as votes “FOR” or “AGAINST” Proposals Nos. 2, 3, 5 and 6.  However, because abstentions and “broker non-votes” will be counted as present at the Special Meeting, they will have the effect of votes “AGAINST” Proposals Nos. 2, 3, 5 and 6.

Proposal No. 4 (approval of an amendment to the Certificate of Incorporation to repeal Article IX of the Certificate of Incorporation ─ stockholder approval of a “Business Combination” with an “Interested Person”), will be approved if (i) the holders of a majority of the shares of the Common Stock issued and outstanding, and entitled to vote on the matter, not beneficially owned, directly or indirectly, by any person which would be an Interested Person if the vote or consent on such amendment were a vote or consent on a Business Combination, and (ii) if holders entitled to cast a majority of the votes which all stockholders present, in person or by proxy, are entitled to vote on the matter, vote “FOR” such proposal.  With respect to the vote required under part (i), any shares not voted (whether by abstention, “broker non-vote” or otherwise) will not be counted as votes “FOR” or “AGAINST” Proposal No. 4, however, because abstentions and “broker non-votes” will be counted as present at the Special Meeting, they will have the effect of votes “AGAINST” Proposal No. 4, and with respect to the vote required under part (ii), any shares not voted (whether by abstention, “broker non-vote” or otherwise) will have no impact on the approval of Proposal No. 4 because only a majority of the Company’s Common Stock represented in person or by proxy at the Special Meeting is required to approve this proposal under part (ii).

Votes submitted by mail will be voted by the individuals named on the card (or the individual properly authorized) in the manner indicated.  If a stockholder does not specify how shares should be voted, they will be voted in accordance with the Board of Directors’ recommendations.  Stockholders who hold shares in more than one account must vote each proxy and/or voting instruction card received to ensure that all shares owned are voted.

OVERVIEW OF PROPOSALS NOS. 1 THROUGH 6

Proposal No. 1 is a proposal for an amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) to approve the Reverse Stock Split.  Proposals Nos. 2, 3, 4, 5 and 6 are proposals for amendments to the Certificate of Incorporation to add to, or remove a provision from, the Certificate of Incorporation as described below.  For a detailed discussion of each proposal, please see the text of the applicable proposal.

•	If Proposal No. 1 is approved, our Board of Directors will be authorized to proceed with the Reverse Stock Split as the Board of Directors will determine in its sole discretion.

•	If Proposal No. 1 is not approved, the Reverse Stock Split will not be effected.

•	If Proposals No. 2 is approved, the Company will amend the Certificate of Incorporation to remove Article VII of the Certificate of Incorporation, thereby declassifying the Board of Directors.

•	If Proposal No. 2 is not approved, the Board of Directors will continue to be required to be divided into three classes.

•	If Proposal No. 3 is approved, the stockholders of the Company will be permitted to act by written consent.

•	If No. 3 is not approved, the Company’s stockholders will continue not to be able to act by written consent.

•
If Proposal No. 4 is approved, Article IX of the Certificate of Incorporation will be repealed to eliminate the requirement that the affirmative vote of a majority of the outstanding shares of the Company’s capital stock not beneficially owned by an “Interested Person” approve of a “Business Combination” (each term as defined in the discussion of the Proposal No. 4 below) with such Interested Person or its affiliates.

•
If Proposal No. 4 is not approved, the Certificate of Incorporation will continue to contain Article IX of the Certificate of Incorporation, which requires the affirmative vote of a majority of the outstanding shares of the Company’s capital stock not beneficially owned by an Interested Person for the approval of a Business Combination with such Interested Person or its affiliates.

•
If Proposal No. 5 is approved, a provision will be added to the amended Certificate of Incorporation that will require the Company to indemnify, and advance expenses to, and hold harmless, the Company’s officers and directors to the maximum extent permitted under the DGCL, and, to the extent and in the manner permitted by law, to provide indemnification and advance expenses to any other person when and as authorized by appropriate corporate action.

•
If Proposal No 5 is not approved, the Certificate of Incorporation will continue to contain Article IX of the Certificate of Incorporation, which provides that, subject to certain exceptions, only a director of the Company shall not have any personal liability to the Company or its stockholders.

•	If Proposal No. 6 is approved, Article XI of the Certificate of Incorporation will be eliminated to remove certain supermajority voting provisions.

•	If Proposal No. 6 is not approved, the Certificate of Incorporation will continue to contain Article XI of the Certificate of Incorporation, which requires supermajority voting requirements.

Proposals Nos. 1, 2, 3, 4, 5 and 6 are independent and not interdependent so that the approval or failure to approve a particular proposal does not affect any other proposal.

Adoption of the Second and Restated Certificate of Incorporation

In addition, the Board has unanimously approved the adoption of the Second and Restated Certificate of Incorporation, in the form of Annex B attached to this Proxy Statement.  If each of Proposals Nos. 2 through 6 are approved, the Company will adopt the Second and Restated the Certificate of Incorporation to give effect to the actions contemplated by such proposals and to include other technical, conforming and administrative changes to the Certificate of Incorporation.  The Board of Directors believes that such other technical, conforming and administrative changes being made to the Certificate of Incorporation are not material.  If any or all the Proposals Nos. 2 through 6 are not approved, (i) the Company will adopt the form of its Second Amended and Restated Certificate of Incorporation with the exception of any provision currently in the Certificate of Incorporation that will continue to be included in the Second Amended and Restated Certificate of Incorporation because any or all of such proposals are not approved by the Company’s stockholders at the Special Meeting, and (ii) the applicable current provision(s) of the Certificate of Incorporation will not be amended and the Company’s stockholders will continue to have the rights under, and the Company will continue to be governed by, such provision(s), as applicable.

The amendments to the Certificate of Incorporation proposed for adoption pursuant to Proposals Nos. 2 through 6 and the other technical, conforming and administrative changes to the Certificate of Incorporation, all as reflected in the Second Amended and Restated Certificate of Incorporation, are included in Annex H to this Proxy Statement and are incorporated herein by reference.  Deletions are indicated by strikeout and additions are indicated by underlining.  The Second Amended and Restated Certificate of Incorporation, containing such provisions as are approved at the Special Meeting, will be effective upon the filing of the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

The following section provides answers to frequently asked questions about the proposals and the effect of the proposals on holders of the Company’s Common Stock.  This section, however, provides only summary information.  For a more complete response to these questions and for additional information, please refer to the text of the specific proposals.

General:

Q:	Why am I receiving these materials?

A:    This Proxy Statement is being furnished to the record stockholders of Green Energy Management Services Holdings, Inc., a Delaware corporation, in connection with the solicitation by the Board of Directors of proxies to be voted at the Special Meeting scheduled to be held on Tuesday, October 18, 2011, at 9:00 a.m., Eastern time, at the offices of Kaye Scholer LLP, located at 425 Park Avenue, New York, New York 10022, or at any adjournment or postponement thereof.

You are invited to attend the Special Meeting and we request that you vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card or vote by phone or the Internet in the manner described herein.

This Proxy Statement and accompanying form of the proxy card are being mailed to record stockholders on or about _________, 2011.

Q:	Who can vote at the Special Meeting?

A:    Only holders of record of the Company’s Common Stock, as of the close of business on September 6, 2011, which is the Record Date, are entitled to notice of and to vote at the Special Meeting.  On the Record Date, there were 443,977,432 shares of Common Stock, and no shares of Preferred Stock, issued and outstanding.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Computershare Trust Company N.A., then you are a stockholder of record.  As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy.

Your vote is important.  Please vote as soon as possible to ensure that your vote is recorded promptly, even if you plan to attend the Special Meeting in person.  You have three options for submitting your vote before the Special Meeting: via the Internet, by phone or by mailing a properly completed proxy card to the Secretary of the Company in the manner described herein.  If you have Internet access, we encourage you to record your vote on the Internet at http://www.proxyvoting.com/igte.  It is convenient, it saves the Company significant processing costs and your vote is recorded immediately.  Internet and telephonic voting will be available until ___ p.m. Eastern time on October ___, 2011.

If you hold your shares in your name as a registered holder and not through a bank or brokerage firm, you may submit your vote in person.  The vote you cast in person will supersede any previous votes that you submitted, whether by Internet, phone or mail.  If you have any questions about submitting your vote, please call the Company’s Chief Financial Officer, at (201) 530-1200.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting.  As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.  You are also invited to attend the Special Meeting.  However, because you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	What constitutes a quorum?

A:
The presence in person or by proxy of stockholders owning at least a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is required to constitute a quorum for the transaction of business at the Special Meeting.

Q:	How many votes do I have?

A:
The holders of Common Stock are entitled to one vote for each share of Common Stock held by them as of the Record Date. Stockholders may not cumulate votes with respect to any of the other proposals being voted on at the Special Meeting.

Q:	How will my shares be voted?

A:
All shares of Common Stock represented by proxies that are properly signed, completed and returned to the Company’s Secretary  at Green Energy Management Services Holdings, Inc., 381 Teaneck Road, Suite 3, Teaneck, New Jersey 07666 at or prior to the Special Meeting will be voted as specified in the proxy.

Q:	What if I sign and return my proxy card but do not provide specific instructions?

A:	If a proxy is signed and returned but does not provide instructions as to the stockholder’s vote, the shares will be voted:

•	“FOR” the approval of the Reverse Stock Split (see Proposal No. 1);

•	“FOR” the approval of an amendment to the Certificate of Incorporation eliminating the classification of the Board of Directors (see Proposal No. 2);

•	“FOR” the approval of an amendment to the Certificate of Incorporation to permit action by written consent of stockholders (see Proposal No. 3);

•
“FOR” the approval of an amendment to the Certificate of Incorporation to repeal Article IX of the Certificate of Incorporation - stockholder approval of a “Business Combination” with an “Interested Person” (see Proposal No. 4);

•
“FOR” the approval of an amendment to the Certificate of Incorporation to provide indemnification of, advance expenses to, and hold harmless, the Company’s officers and directors to the maximum extent permitted by the DGCL, and, to the extent and in the manner permitted by law, to provide indemnification and advance expenses to any other person when and as authorized by appropriate corporate action (see Proposal No. 5); and

•
“FOR” the approval of an amendment to the Certificate of Incorporation to remove certain provisions of the Certificate of Incorporation requiring supermajority voting requirements (see Proposal No. 6).

Q:	What does it mean if I receive more than one proxy card?

A:
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts.  Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Q:	Can I change my vote after submitting my proxy?

A:
Yes. You can revoke your proxy at any time before the final vote at the Special Meeting (taking into account any adjournment or postponement thereof). You may revoke your proxy in any one of the following ways:

•
You may submit another properly completed proxy card with a later date or vote via the Internet or by telephone at a later date.  We will vote your shares as directed in the latest dated instructions properly received from you prior to the Special Meeting.

•	You may send a written notice that you are revoking your proxy to the Secretary of the Company at Green Energy Management Services Holdings, Inc., 381 Teaneck Road, Suite 3, Teaneck, New Jersey 07666.

•
You may attend the Special Meeting and, subject to the restrictions described in Beneficial Owner: Shares Registered in the Name of a Broker or Bank above, vote in person.  Simply attending the Special Meeting will not, by itself, revoke your proxy.

Please note that to be effective, your new proxy card, Internet or telephonic voting instructions or written notice of revocation must be received by the Secretary of the Company prior to the Special Meeting and, in the case of Internet or telephonic voting instructions, must be received before ___ p.m. Eastern time on October ___, 2011.  Note, no revocation shall be effective until notice thereof has been given to the Company’s Secretary.

Q:	How will my proxy be voted if other business is brought before the meeting?

A:
We are not aware of any business for consideration at the Special Meeting other than as described in this Proxy Statement; however, if matters are properly brought before the Special Meeting, then the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment.

Q:	Who will count votes and what are broker “non-votes”?

A:
Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “Against” votes, abstentions and broker non-votes.  A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions).

Q:	What if I abstain or fail to instruct my broker how to vote?

A:
Under the DGCL, proxies marked Abstain are not considered to be cast votes, however, abstentions will count for purposes of determining whether there is a quorum and for purposes of determining the voting power and number of shares entitled to vote at the Special Meeting.  Broker non-votes will similarly be counted for purposes of determining whether there is a quorum at the Special Meeting.  Please see below under “Q: What vote is required, and how will my votes be counted, to elect directors and to adopt the other proposals?” for the effect of stockholder vote of “FOR”, “AGAINST” or “ABSTAIN” and the effect of any shares not voted (whether by abstention, “broker non-vote” or otherwise) on the approval of Proposals Nos. 1 through 6.

Q:	Who will bear the cost of the solicitation and who will solicit my proxy?

A:
All costs of solicitation of proxies will be borne by the Company.  In addition to solicitations by mail, the Company’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, facsimile and personal interviews. Copies of solicitation material will be timely furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners and the Company will reimburse them for reasonable out-of-pocket expenses in connection with the distribution of proxy solicitation material.

Q:	When can I find out the results of the Special Meeting?

A:
Preliminary voting results, if final voting results are not known, will be provided in a Current Report on Form 8-K within four business days after the end of the Special Meeting.  Final voting results will be published in a Current Report on Form 8-K within four business days after the final voting results are known.

Proposals Nos. 1 Through 6:

Q:	Why is the Company seeking approval of Proposal No. 1 (approval of the Reverse Stock Split)?

A:
The Board of Directors has authorized the Reverse Stock Split with the primary intent of increasing the per share trading price of the Common Stock, which is publicly traded on the OTCBB under the symbol “GRMS”, in order to improve the ability of the Company to raise capital by issuing additional shares of its Common Stock and the marketability of the Company’s Common Stock for its existing investors.

The Board of Directors believes that the current low per share market price of the Common Stock has had a negative effect on the marketability of the Company’s Common Stock and adversely affects the ability of the Company to raise capital by issuing additional shares of its Common Stock.  The Board of Directors believes that one of the reasons for these effects is that many institutional investors have internal policies preventing the purchase of low-priced stocks.  Moreover, the current low market price of the Common Stock may affect the acceptability of the Company’s Common Stock to certain professional investors and other members of the investing public.  Furthermore, a variety of policies and practices of broker-dealers discourage individual brokers within those firms from dealing in low-priced stocks.  Also, because the brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of the Common Stock can result in stockholders paying transaction costs (including commissions, markups or markdowns) which are a higher percentage of their total share value than would be the case if the Common Stock share price were higher.

Accordingly, for these and other reasons discussed in Proposal No. 1, the Company believes that effecting the Reverse Stock Split would be in the Company’s and its stockholders’ best interests.

Q:	What will happen if the Company’s stockholders do not approve the Reverse Stock Split?

A:
If the Company’s stockholders do not approve the Reverse Stock Split, the Board of Directors will not effect the Reverse Stock Split.  The Board of Directors believes that if the Reverse Stock Split is not approved by the Company’s stockholders, the current low per share market price of the Common Stock will continue to have a negative effect on the marketability of the Company’s Common Stock and will adversely affect the ability of the Company to raise capital by issuing additional shares of its Common Stock.  Accordingly, the Company’s financial position may continue to be adversely effected by the negative perception associated with the Company’s low market price of its Common Stock.  The Reverse Stock Split proposal is not dependent on the vote with respect to any other proposal.

Q:	Why is the Company seeking approval of Proposal No. 2 (approval of an amendment to the Certificate of Incorporation eliminating the classification of the Board of Directors)?

A:
Proposal No. 2 is being submitted to a vote of the Company’s stockholders because the Board of Directors believes that the declassification of the Board of Directors would further the Company’s goal of ensuring that its corporate governance policies maximize Board of Directors accountability to stockholders and would allow the Company’s stockholders the opportunity each year to register their views on the composition of the Board of Directors.  Moreover, in light of the Company’s recent reverse merger (as more fully discussed in Proposal No. 2), the Board of Directors believes that it is in the best interests of the Company and its stockholders not to divide the directors into three classes as is currently required by the Certificate of Incorporation.

Q:	What will happen if the Company’s stockholders do not approve Proposal No. 2?

A:
If the stockholders do not approve Proposal No. 2, the Board of Directors will continue to be divided into three classes.  If the stockholders do not approve Proposal No. 2 and the Board of Directors divides the current directors into three classes of directors, election of the Company’s Class 1 director nominees to a three-year term will occur at the Company’s next Annual Meeting of Stockholders and the Class 2 and Class 3 directors will continue to serve the remainder of their respective three-year terms expiring at the Company’s subsequent second and third Annual Meetings of Stockholders, respectively.  Proposal No. 2 is not dependent on the vote with respect to any other proposal.

Q:	Why is the Company seeking approval of Proposal No. 3 (approval of an amendment to the Certificate of Incorporation to permit action by written consent of stockholders)?

A:
Proposal No. 3 is being submitted to a vote of the Company’s stockholders because the Board of Directors believes it is in the best interests of the Company and its stockholders to allow action of stockholders by written consent.  As discussed in Proposal No. 3, the Board of Directors views the provisions limiting action by written consent of the stockholders as being inconsistent with principles of good corporate governance because they may either in appearance or practice, limit stockholders’ ability to participate effectively in corporate governance.  In addition, the expense of holding a meeting of stockholders can be considerable, and it is inefficient to hold a stockholders’ meeting if the holders of a significant number of shares of capital stock have already determined how a matter will be decided. Moreover, the Board of Directors notes that permitting action by written consent of the stockholders is consistent with the Company’s overall efforts to reduce expenses.

Q:	What will happen if the Company’s stockholders do not approve Proposal No. 3?

A:
If the stockholders do not approve Proposal No. 3, the Company’s stockholders will continue not to be able to act by written consent and the Company will have to incur additional costs in the future associated with holding special meetings of the Company’s stockholders to approve actions that might have otherwise been approved by written consent of the Company’s stockholders.  Proposal No. 3 is not dependent on the vote with respect to any other proposal.

Q:
Why is the Company seeking approval of Proposal No. 4 (approval of an amendment to the Certificate of Incorporation to repeal Article IX of the Certificate of Incorporation ─ stockholder approval of a “Business Combination” with an “Interested Person”)?

A:
The Board of Directors is proposing the repeal of Article IX because it believes that eliminating such voting requirement is consistent with good governance and that there are sufficient safeguards in place or readily available to protect the Company’s stockholders against inappropriate self-dealing transactions between the Company and interested stockholders that also offer the Company enhanced flexibility in considering such transactions.  In addition, the Board of Directors believes that the elimination of the requirement that the affirmative vote of a majority of the outstanding shares of the Company’s capital stock not beneficially owned by an Interested Person for the approval of a Business Combination with such Interested Person or its affiliates will reduce the likelihood that holders of a minority of the outstanding shares of common stock could veto the desires of the holders of a majority of the outstanding common stock.

Q:	What will happen if the Company’s stockholders do not approve Proposal No. 4?

A:
If the stockholders do not approve Proposal No. 4, the Certificate of Incorporation will continue to contain the provision currently included as Article IX of the Certificate of Incorporation, which requires the affirmative vote of a majority of the outstanding shares of the Company’s capital stock not beneficially owned by an Interested Person for the approval of a Business Combination with such Interested Person or its affiliates.  Proposal No. 4 is not dependent on the vote with respect to any other proposal.

Q:
Why is the Company seeking approval of Proposal No. 5 (approval of an amendment to the Certificate of Incorporation to provide indemnification of, advance expenses to, and hold harmless, the Company’s officers and directors to the maximum extent permitted by the DGCL, and, to the extent and in the manner permitted by law, to provide indemnification and advance expenses to any other person when and as authorized by appropriate corporate action)?

A:
Proposal No. 5 is being submitted to a vote of the Company’s stockholders because providing such indemnification and advancement of expenses provision to the Company’s officers and directors is a common provision in state business corporation laws, including the DGCL, and in the certificates of incorporation and/or bylaws of publicly-traded corporations.  Furthermore, the Board of Directors believes that such provision is necessary in order to provide existing officers and directors with protection against liability and losses and to ensure that concerns about exposure to personal liability will not adversely affect the ability of the Company’s officers and directors to make the difficult entrepreneurial decisions that are necessary in today’s highly competitive business environment.  This will help enable the Company to attract and retain the most qualified individuals to serve as officers and directors.

Q:	What will happen if the Company’s stockholders do not approve Proposal No. 5?

A:
If the stockholders do not approve Proposal No. 5, the Certificate of Incorporation will continue to contain the provision currently included as Article IX of the Certificate of Incorporation, which only provides that, subject to certain exceptions, a director of the Company shall not have any personal liability to the Company or its stockholders.  The absence of the provision being proposed in Proposal No. 5 may hinder the Company’s ability to attract and retain officers and directors who are averse to the risks associated with lawsuits.  The absence of the protection made available by such provision may also encourage the Company’s management and the Board of Directors to make decisions based on a fear of liability arising out of frivolous claims and from pursuing available opportunities.

However, under the Bylaws, the Board of Directors will have the ability to, and intends to amend, the Bylaws to provide that the Company shall indemnify, and advance expenses to, and hold harmless, the Company’s officers and directors to the maximum extent permitted under the DGCL, and, to the extent and in the manner permitted by law, to provide indemnification and advance expenses to any other person when and as authorized by appropriate corporate action.  Pursuant to the current Certificate of Incorporation and the Bylaws, such amendment to the Bylaws will not require approval of the Company’s stockholders.

Proposal No. 5 is not dependent on the vote with respect to any other proposal.

Q:
Why is the Company seeking approval of Proposal No. 6 (approval of an amendment to the Certificate of Incorporation to remove certain provisions of the Certificate of Incorporation requiring supermajority voting requirements)?

A:
Proposal No. 6 is being submitted to a vote of the Company’s stockholders because the Board of Directors believes that maintaining supermajority voting requirements could make it more difficult for the Company to secure stockholder approval for the various actions described in Proposal No. 6 should the Company wish to make changes to certain important corporate governance provisions of the Company or to take actions viewed positively by a majority of the holders of the Company’s capital stock, and therefore help ensure (i) that these corporate governance provisions are not changed without a broad consensus of stockholders and (ii) that such change or actions would be prudent and in the best interests of the Company.  While it is important to the Company’s long-term success to maintain appropriate defenses against inadequate takeover bids, it is also important for the Board of Directors to maintain shareholder confidence by demonstrating that it is responsive and accountable to shareholders and committed to strong corporate governance.  This requires the Board of Directors to carefully balance sometimes competing interests.

In light of these considerations, the Board of Directors determined to recommend to stockholders that the Certificate of Incorporation be amended to remove supermajority voting provisions described in Proposal No. 6.

Q:	What will happen if the Company’s stockholders do not approve Proposal No. 6?

A:
If the stockholders do not approve Proposal No. 6, the Certificate of Incorporation will continue to contain the provision currently included as Article XI of the Certificate of Incorporation, which requires supermajority voting requirements.  Proposal No. 6 is not dependent on the vote with respect to any other proposal.

Q.	How will the Company’s Management and Other Significant Stockholders Vote Their Shares?

A.
Ron P. Ulfers, Jr., the Company’s Chairman, President and Chief Executive Officer, Robert Weinstein, the Company’s Chief Financial Officer, and the William D’Angelo, Michael Samuel and Robert W. Sawyer, each a member of the Board of Directors, have each indicated that they will cause all of their respective shares of Common Stock, beneficially owned by them and entitled to vote at the Special Meeting, to be voted in favor of each of Proposals Nos. 1 through 6.  Such members of the Company’s management and the Board of Directors represent approximately 15.8% of the Company’s issued and outstanding shares of Common Stock as of the Record Date.  In addition, the Company believes that certain of its stockholders holding shares of Common Stock representing approximately 40.1% of the Company’s issued and outstanding shares of Common Stock as of the Record Date, will also cause all of their respective shares of Common Stock, entitled to vote at the Special Meeting, to be voted in favor of each of Proposals Nos. 1 through 6.  In aggregate, these members of the Company’s management and the Board of Directors and such stockholders represent approximately 55.8% of the Company’s issued and outstanding shares of Common Stock as of the Record Date.

Q.	What vote is required, and how will my votes be counted, to adopt the proposals?

A.	The following chart describes the proposals to be considered at the Special Meeting, the vote required to adopt each proposal and the manner in which such votes will be counted:

Proposal	Voting Options	Vote Required to Adopt the Proposal	Effect of Abstentions	Effect of “Broker Non-Votes”
Proposal No. 1 ─ approval of the Reverse Stock Split.	“For”, “Against” or “Abstain”.	The affirmative vote of a majority of the votes cast.	No effect.	No effect.

Proposal No. 2 ─ approval of an amendment to the Certificate of Incorporation eliminating the classification of the Board of Directors.	“For”, “Against” or “Abstain”.	The affirmative vote of the holders of no less than 80% of the issued and outstanding shares of the Company’s Common Stock.	The effect of votes “Against”.	The effect of votes “Against”.

Proposal No. 3 ─ approval of an amendment to the Certificate of Incorporation to permit action by written consent of stockholders.	“For”, “Against” or “Abstain”.	The affirmative vote of the holders of no less than 80% of the issued and outstanding shares of the Company’s Common Stock.	The effect of votes “Against”.	The effect of votes “Against”.

Proposal No. 4 ─ approval of an amendment to the Certificate of Incorporation to repeal Article IX of the Certificate of Incorporation ─ stockholder approval of a “Business Combination” with an “Interested Person”.
“For”, “Against” or “Abstain”.
(1) The affirmative vote of the holders of a majority of the shares of the Company’s Common Stock issued and outstanding, and entitled to vote on the matter, and not beneficially owned, directly or indirectly, by any person which would be an Interested Person if the vote or consent on such amendment were a vote or consent on a Business Combination; and
			(1) The effect of votes “Against”.	(1) The effect of votes “Against”.

		(2) the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock issued and outstanding and entitled to vote on the matter.	(2) No effect.	(2) No effect.

Proposal No. 5 ─ approval of an amendment to the Certificate of Incorporation to provide indemnification of, advance expenses to, and hold harmless, the Company’s officers and directors to the maximum extent permitted by the DGCL, and, to the extent and in the manner permitted by law, to provide indemnification and advance expenses to any other person when and as authorized by appropriate corporate action.
	“For”, “Against” or “Abstain”.	The affirmative vote of the holders of no less than 80% of the issued and outstanding shares of the Company’s Common Stock.	The effect of votes “Against”.	The effect of votes “Against”.

Proposal No. 6 ─ approval of an amendment to the Certificate of Incorporation to remove certain provisions of the Certificate of Incorporation requiring supermajority voting requirements.	“For”, “Against” or “Abstain”.	The affirmative vote of the holders of no less than 80% of the issued and outstanding shares of the Company’s Common Stock.	The effect of votes “Against”.	The effect of votes “Against”.

PROPOSAL NO. 1: APPROVAL OF THE REVERSE STOCK SPLIT

Proposed Amendment

Proposal No. 1 seeks stockholder approval of the Reverse Stock Split.  Subject to the approval of the Company’s stockholders at the Special Meeting, the Board of Directors has (i) approved the Reverse Stock Split, (ii) adopted a Certificate of Amendment to the Certificate of Incorporation, substantially in the form of Annex A attached to this Proxy Statement (the “Certificate of Amendment”), to effect the Reverse Stock Split, and (iii) authorized the Company to file the Certificate of Amendment with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, if and when the Board of Directors determines to do so, with the Reverse Stock Split Ratio to be determined by the Board of Directors in its sole discretion.  The Board of Directors recommends that the Company’s stockholders approve and adopt each of the foregoing actions.  If this Proposal No. 1 is approved, and if and when the Board of Directors determines to proceed with the Reverse Stock Split and sets the Reverse Stock Split Ratio, the Company will file the Certificate of Amendment with the Secretary of State of the State of Delaware to effect the Reverse Stock Split.  With the exception of determining whether to proceed with the Reverse Stock Split and setting the Reverse Stock Split Ratio, the Board of Directors has adopted the Certificate of Amendment, substantially in the form attached to this Proxy Statement as Annex A.

Reasons for the Reverse Stock Split

The Board of Directors has authorized the Reverse Stock Split with the primary intent of increasing the per share trading price of the Common Stock, which is publicly traded on the OTCBB under the symbol “GRMS”, in order to improve the ability of the Company to raise capital by issuing additional shares of its Common Stock and the marketability of the Company’s Common Stock for its existing investors.

The Board of Directors believes that the current low per share market price of the Common Stock has had a negative effect on the marketability of the Company’s Common Stock and adversely affects the ability of the Company to raise capital by issuing additional shares of its Common Stock.  The Board of Directors believes that one of the reasons for these effects is that many institutional investors have internal policies preventing the purchase of low-priced stocks.  Moreover, the current low market price of the Common Stock may affect the acceptability of the Company’s Common Stock to certain professional investors and other members of the investing public.  Furthermore, a variety of policies and practices of broker-dealers discourage individual brokers within those firms from dealing in low-priced stocks.  Also, because the brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of the Common Stock can result in stockholders paying transaction costs (including commissions, markups or markdowns) which are a higher percentage of their total share value than would be the case if the Common Stock share price were higher.

The Board of Directors believes that the decrease in the number of issued and outstanding shares of Common Stock as a consequence of the Reverse Stock Split, and the resulting increase in the price of the Common Stock, could encourage interest in the Common Stock and possibly promote greater liquidity for the Company’s stockholders, although such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

In addition, although any increase in the market price of the Common Stock resulting from the Reverse Stock Split may be proportionately less than the decrease in the number of outstanding shares, the Reverse Stock Split could result in a market price for the shares that will be high enough to overcome the reluctance, policies and practices of brokers and investors referred to above and to diminish the adverse impact of trading commissions on the market for the shares.

Accordingly, for these and other reasons discussed below, the Company believes that effecting the Reverse Stock Split would be in the Company’s and our stockholders’ best interests.

In evaluating the Reverse Stock Split, the Board of Directors also took into consideration negative factors associated with reverse stock splits.  These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels.  The Board of Directors, however, determined that these negative factors were outweighed by the potential benefits.

As mentioned above, reducing the number of outstanding shares of Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of the Common Stock.  However, other factors, such as the Company’s financial results, market conditions and the market perception of the Company’s business may adversely affect the market price of its Common Stock.  As a result, there can be no assurances that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of the Common Stock will increase following the Reverse Stock Split or that the market price of the Common Stock will not decrease in the future.

Effective Date

The effective date of the Reverse Stock Split (the “Effective Date”), if implemented by the Board of Directors, will be the date and time on which the Certificate of Amendment is accepted and recorded by the Secretary of State of the State of Delaware in accordance with Section 103 of the DGCL.  If, at any time prior to the filing of the Certificate of Amendment, the Board of Directors, in its discretion, determines that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders, the Reverse Stock Split may be abandoned, without any further action by the Company’s stockholders.

Effects of the Reverse Stock Split

The principal result of the Reverse Stock Split will be to decrease proportionately the number of outstanding shares of the Common Stock based on the Reverse Stock Split Ratio to be determined by the Board of Directors.  The shares of the Company’s Common Stock are currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company is subject to the periodic reporting and other requirements of the Exchange Act.  The Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act or the trading of the Common Stock on the OTCBB (other than in the manner described in “Reasons for the Reverse Stock Split” above).  Following the Reverse Stock Split, the Common Stock will continue to be traded on the OTCBB under the symbol “GRMS”, although it will be considered a new listing with a new CUSIP number.

Proportionate voting rights and other rights of the holders of the Common Stock will not be affected by the Reverse Stock Split, other than as a result of the rounding up of fractional shares as described below.  For example, a holder of 2.0% of the outstanding shares of the Common Stock immediately prior to the Effective Date will generally continue to hold 2.0% of the outstanding shares of the Common Stock immediately after the Reverse Stock Split.  The number of stockholders of record will not be affected by the Reverse Stock Split.  If implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock.  Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Effect on Authorized Shares of Common Stock

The Reverse Stock Split or the adoption of the Second and Amended Restated Certificate of Incorporation will not change the number of authorized shares of the Company’s Common Stock.  Because the number of issued and outstanding shares of Common Stock will decrease, the number of shares of Common Stock remaining available for issuance will increase.  Under the Certificate of Incorporation, the Company’s authorized capital stock consists of 500,000,000 shares of Common Stock, $0.0001 par value per share, and 1,000,000 shares of Preferred Stock, par value $0.0001 per share.  The additional shares may be used for various purposes, including, without limitation, raising capital, providing equity incentives to employees, officers or directors, effecting stock dividends, and establishing strategic relationships with other companies and expanding the Company’s business through the acquisition of other businesses or products.

Other than in the event that FPF exercises the Option, as discussed below under “Effect on the Option Issued to FPF” the Company does not currently have any plans, proposal or arrangement to issue any of its authorized but unissued shares of Common Stock.

Effect on Outstanding Shares

The number of shares of common stock held by each stockholder will be reduced as a result of the Reverse Stock Split.  As of the Record Date, there were 443,977,432 shares of Common Stock and no shares of Preferred Stock issued and outstanding.  The actual number of shares of Common Stock issued and outstanding after the Reverse Stock Split will depend on what the Board of Directors determines the Reverse Stock Split Ratio to be.  For example, if the Board of Directors determines that the Reverse Stock Split Ratio shall be one-for-ten (1-for-10), a stockholder holding 5,000 shares of Common Stock before the Reverse Stock Split would hold 500 shares of Common Stock immediately after the completion of the Reverse Stock Split, and based on the number of shares of Common Stock issued and outstanding as of the Record Date, immediately following the completion of the one-for-ten (1-for-10) Reverse Stock Split, there would be approximately 44.4 million shares of Common Stock issued and outstanding.  The actual number of shares of Common Stock issued and outstanding after the Reverse Stock Split will also depend on rounding up of fractional shares as described below under “Fractional Shares”.

Except for de minimis adjustments that may result from the treatment of fractional shares as described below, the Reverse Stock Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of our common stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split.  The relative voting and other rights that accompany the shares of common stock would not be affected by the Reverse Stock Split.

Effect on the Option Issued to FPF

In addition, the Option issued to Financial Partners Funding, LLC (“FPF”), which entitles FPF to purchase up to 15% of the then outstanding Common Stock (the “Option”) at an aggregate exercise price of $10,949,490, will be adjusted as a result of the Reverse Stock Split, as required by the terms of the Option.  In particular, the number of shares which FPF can acquire pursuant to the Option will be reduced based on the ratio of the Reverse Stock Split, subject to further increase as a result of the issuance of additional shares of Common Stock by the Company during the term of the Option.

Release No. 34-15230 (October 13, 1978) of the staff of the SEC requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device.  The Reverse Stock Split could have an anti-takeover effect, in that, because the authorized shares are not being reduced by the Reverse Stock Split, additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult than if the authorized shares were also reduced by the Reverse Stock Split.  For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company.  Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.  However, the Reverse Stock Split has been proposed for the primary purpose of increasing the per share trading price of the Common Stock, and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company.  Although the remainder of significant amounts of authorized shares of Common Stock could, under certain circumstances, have an anti-takeover effect, the Reverse Stock Split proposal is not being undertaken in response to any effort of which our Board of Directors is aware to accumulate shares of our Common Stock or obtain control of the Company.

Potential Anti-Takeover Effects of the Reverse Stock Split

By increasing the number of authorized but unissued shares of Common Stock, the Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors,  in that, because the authorized shares are not being reduced by the Reverse Stock Split, additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult than if the authorized shares were also reduced by the Reverse Stock Split.  For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company or its stockholders.  The Reverse Stock Split therefore may have the effect of discouraging unsolicited takeover attempts.  By potentially discouraging initiation of any such unsolicited takeover attempts the Reverse Stock Split may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.  The Reverse Stock Split may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business.  However, the Reverse Stock Split has been proposed for the primary purpose of increasing the per share trading price of the Common Stock, and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company.  The Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not approved the reverse split with the intent that it be utilized as a type of anti-takeover device.  Please also see a discussion of Proposals Nos. 2 through 6 in this Proxy Statement which relate to provisions currently contained in the Company’s Certificate of Incorporation that may have anti-takeover effects.

Fractional Shares

The Company will not issue fractional shares in connection with the Reverse Stock Split.  In order to avoid the expense and inconvenience of issuing and transferring fractional shares of Common Stock to the Company’s stockholders who would otherwise be entitled to receive fractional shares of Common Stock following the Reverse Stock Split, any fractional shares which result from the Reverse Stock Split would be rounded up to the next whole share.  The number of shares which will result in fractional interests cannot be precisely predicted as the Company cannot determine in advance the number of stockholders whose total holdings are not evenly divisible by the ratio of the Reverse Stock Split.  It is not anticipated that a substantial number of shares will be required to be issued as a result of the rounding up to the next whole share.

Effect on the Company’s Stock Plans

As of the Record Date, the Company had no securities authorized for issuance under its equity compensation plans and, therefore, the Reverse Stock Split will not have any effect on the Company’s stock plans.

Reduction in Stated Capital

Pursuant to the Reverse Stock Split, the par value of the Common Stock will remain $0.0001 per share.  As a result of the Reverse Stock Split, on the Effective Date, the stated capital on the Company’s balance sheet attributable to the Common Stock will be reduced in proportion to the size of the Reverse Stock Split, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced.  The Company’s stockholders’ equity, in the aggregate, will remain unchanged.

Effect on Certificated Shares—Exchange of Stock Certificates

The Company’s stockholders who held shares of Common Stock as of the close of business on the Effective Date (the “Record Holders”) will be notified as soon as practicable after the Effective Date that the Reverse Stock Split has been effected.  The Company’s transfer agent, Computershare Trust Company N.A., will act as its exchange agent (the “Exchange Agent”) to act for the Record Holders in implementing the exchange of their certificates.  As soon as practicable after the Effective Date, the Record Holders will be notified and requested to surrender their certificates representing shares of pre-Reverse Stock Split Common Stock (the “Old Common Stock”) to the Exchange Agent in exchange for certificates representing post-Reverse Stock Split Common Stock (the “New Common Stock”).  Any fractional shares resulting from the Reverse Stock Split will be rounded up to nearest whole number.  At the Effective Date, each lot of between one and fourteen shares of Old Common Stock issued and outstanding immediately prior to the effective time of the Reverse Stock Split will, automatically and without any further action on the part of the Company’s stockholders, be combined into and become one share of New Common Stock, subject to the treatment for fractional shares described above, and each certificate which, immediately prior to the effective time represented Old Common Stock, will be deemed cancelled and, for all corporate purposes, will be deemed to evidence ownership of New Common Stock.

As soon as practicable after the Effective Date, a letter of transmittal, along with the necessary materials and instructions for the surrender and exchange of share certificates, will be sent to stockholders of record as of the Effective Date for purposes of surrendering to the Exchange Agent certificates representing Old Common Stock in exchange for certificates representing New Common Stock shares in accordance with the procedures set forth in such letter of transmittal.  As soon as practicable after the surrender to the Exchange Agent of any Old Common Stock certificate, together with a duly executed letter of transmittal and any other documents the transfer agent may specify, the transfer agent will deliver to the person in whose name such Old Common Stock certificate had been issued a New Common Stock certificate.  Stockholders will not have to pay any transfer fee or other fee in connection with such exchange.

No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the Exchange Agent.  Until surrendered as contemplated herein, each Old Common Stock certificate shall be deemed at and after the Effective Date to represent the number of full shares of our Common Stock resulting from the Reverse Stock Split.  Until they have surrendered their Old Stock Common certificates for exchange, stockholders will not be entitled to receive any dividends or other distributions, if any, that may be declared and payable to holders of record of our Common Stock.  From and after the Effective Date, any certificates representing the Old Common Stock which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing the New Common Stock.

Any stockholder whose Old Common Stock certificate has been lost, destroyed or stolen will be entitled to a New Common Stock certificate only after complying with the requirements that we and the transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

YOU SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND YOU SHOULD NOT SEND YOUR OLD STOCK CERTIFICATES NOW.  YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE THE LETTER OF TRANSMITTAL FROM OUR EXCHANGE AGENT.

Effect on Beneficial Holders

Upon the Reverse Stock Split, the Company intends to treat stockholders holding the Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as certificated stockholders whose shares are registered in their names.  Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding the Common Stock in “street name.”  However, such banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split.  Stockholders who hold their shares with such a bank, broker or other nominee and who have any questions in this regard are encouraged to contact their nominees.

CUSIP Number

The Company will obtain a new CUSIP number for the New Common Stock, which CUSIP number will be effective at the time of the Reverse Stock Split.

No Going Private Transaction

The Company currently has no intention to go private, and the Reverse Stock Split is not intended to be the first step in a “going private transaction” and will not have the effect of a going private transaction under Rule 13e-3 of the Exchange Act.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split to the Company and to holders of the Common Stock that hold such stock as a capital asset for U.S. federal income tax purposes.  This discussion is based on laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations.  This discussion applies only to holders that are U.S. persons (as defined below) and does not address all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances or to holders who may be subject to special tax treatment under the Internal Revenue Code of 1986, as amended, including, without limitation, holders who are dealers in securities or foreign currency, non-U.S. persons, insurance companies, tax-exempt organizations, banks, financial institutions, broker-dealers, holders who hold our common stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired shares of our Common Stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.  A “U.S. person” means a holder that is for U.S. federal income tax purposes (i) an individual citizen or resident of the United States, (ii) a corporation, or entity treated as a corporation, organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) such trust has made a valid election to be treated as a U.S. person for U.S. federal income tax purposes or (iv) an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source.  The U.S. federal income tax consequences to a partner in an entity or arrangement that is treated as a partnership for U.S. federal income tax purposes and that holds stock generally will depend on the status of the partner and the activities of the partnership.  Partners in a partnership holding stock should consult their own tax advisors.

The Company has not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split.  The following summary does not address the tax consequences of the Reverse Stock Split under non-U.S., state, or local tax laws.  ACCORDINGLY, EACH HOLDER OF COMMON STOCK SHOULD CONSULT HIS, HER OR ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

The U.S. federal income tax consequences for a holder of shares of Common Stock pursuant to the Reverse Stock Split will be as follows:

1.	the holder should not recognize any gain or loss for U.S. federal income tax purposes;

2.
the holder’s aggregate tax basis of the Common Stock received pursuant to the Reverse Stock Split should be equal to the aggregate tax basis of such holder’s Common Stock surrendered in exchange therefor;

3.	the holder’s holding period for the Common Stock received pursuant to the Reverse Stock Split should include such holder’s holding period for the Common Stock surrendered in exchange therefor; and

4.	the Company should not recognize gain or loss as a result of the Reverse Stock Split.

Dissenters Rights

Neither the DGCL nor the Certificate of Incorporation or the Bylaws provides the Company’s stockholders with the rights of appraisal or similar rights of dissenters with respect to this amendment.

Relationship Among Proposals and the Consequences of the Stockholder Vote

If Proposal No. 1 is not approved, the Board of Directors will not effect the Reverse Stock Split.  Proposal No. 1 is not dependent on the vote with respect to any other proposal.  If Proposal No. 1 is approved, the Board of Directors will be authorized to effect the Reverse Stock Split and the Company will be authorized to file the Certificate of Amendment with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, if and when the Board of Directors determines to do so, with the Reverse Stock Split Ratio to be determined by the Board of Directors in its sole discretion.

Required Vote for Approval

The affirmative vote of a majority of the votes cast by all stockholders present, in person or by proxy, entitled to vote on the proposal is required to approve the Reverse Stock Split.  Abstentions and broker non-votes, if any, will not have any effect on this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the approval of the Reverse Stock Split.

PROPOSAL 2: APPROVAL OF AN AMENDMENT TO CERTIFICATE OF INCORPORATION ELIMINATING THE CLASSIFICATION OF THE BOARD OF DIRECTORS

Proposed Amendment

The Board of Directors has approved, and recommends that the Company’s stockholders approve, an amendment to the Certificate of Incorporation to declassify the Board of Directors and institute annual voting for each director to serve a one-year term beginning with the Company’s next Special Meeting of Stockholders.  If this Proposal No. 2 is approved, the Certificate of Incorporation will be amended and restated to remove Article VII, which will result in declassification of the Board of Directors, and such amendment will be effective upon the filing of an amended and restated Certificate of Incorporation with the Secretary of State of the State of Delaware.  The amendments to the Certificate of Incorporation proposed for adoption in this Proposal No. 2 are set forth in Annex C to this Proxy Statement and are incorporated herein by reference.  Deletions are indicated by strikeout and additions are indicated by underlining.

The Board of Directors also has approved, subject to this amendment to the Certificate of Incorporation becoming effective, certain conforming amendments to the form of the Company’s Second Amended and Restated By-laws (the “Board Declassification Bylaw Amendment”) to reflect a declassified Board of Directors.

Reasons for Recommended Change

The Board of Directors recommends that stockholders support the declassification of the Board of Directors.  Declassification of the Board of Directors would further the Company’s goal of ensuring that its corporate governance policies maximize Board of Directors accountability to stockholders and would allow the Company’s stockholders the opportunity each year to register their views on the composition of the Board of Directors.

Article VII of the Certificate of Incorporation divides the Board of Directors into three classes of directors (Class 1, Class 2 and Class 3) with terms of three years each.  Generally, absent the earlier resignation or removal of a director, the terms of these classes are staggered so that one class stands for re-election at each Special Meeting of stockholders. The Board of Directors believed that as of the time of its reverse merger with Green Energy Management Services, Inc., its now wholly-owned subsidiary, it was, and the Board of Directors currently believes that it is, in the best interests of the Company and its stockholders not to divide the directors into three classes as is required by the Certificate of Incorporation.  Had the Board of Directors been divided into classes, the current terms of the director classes would have expired as follows: Class 1 directors term would have expired at the Company’s next Annual Meeting of Stockholders; Class 2 directors term would have expired at the Company’s next Annual Meeting of Stockholders held after the first Annual Meeting at which Class 1 directors were elected by the Company’s stockholders; and Class 3 directors term would have expired at the Company’s subsequent Annual Meeting of Stockholders held after the second Annual Meeting at which Class 2 directors were elected by the Company’s stockholders.

If stockholders approve this amendment to the Certificate of Incorporation, the requirement to classify the Board of Directors will be eliminated and each of the directors’ current terms will expire at the Company’s next Annual Meeting of Stockholders, and all four members of the Board of Directors will stand for election to a one-year term at the Company’s next Annual Meeting of Stockholders.  The Board Declassification Bylaw Amendment will also then become effective.  The incumbent directors, who would have otherwise been classified as Class 1, Class 2 or Class 3 directors, have indicated their support for the declassification of the Board of Directors.

If stockholders do not approve this amendment to the Certificate of Incorporation and the Board of Directors divides the current directors into three classes of directors, election of the Company’s Class 1 director nominees to a three-year term will proceed at the Company’s next Annual Meeting of Stockholders, the Class 2 and Class 3 directors will continue to serve the remainder of their respective three-year terms, and the Board Declassification Bylaw Amendment will not become effective.

Please see below under “Relationship Among Proposals and Consequences of the Stockholder Vote” if this proposal is approved and adopted by the Company’s stockholders.

Dissenters Rights

Neither the DGCL nor the Certificate of Incorporation or the Bylaws provides the Company’s stockholders with the rights of appraisal or similar rights of dissenters with respect to this amendment.

Relationship Among Proposals and Consequences of the Stockholder Vote

If Proposal No. 2 is not approved, the Board of Directors will continue to be required to be divided into three classes.  Please see above under “Reasons for Recommended Change” for other consequences if this proposal is not approved by the Company’s stockholders.  If Proposal No. 2 is approved, the Certificate of Incorporation will be amended and restated to remove Article VII, which will result in declassification of the Board of Directors.  Proposal No. 2 is not dependent on the vote with respect to any other proposal.

If each of the Proposals No. 2 through 6 are approved, the Company will adopt the Second and Restated the Certificate of Incorporation to give effect to the actions contemplated by such proposals and to include other technical, conforming and administrative changes to the Certificate of Incorporation.  For a discussion of the effect on the Second and Restated the Certificate of Incorporation if any or all the Proposals No. 2 through 6 are not approved, please see section captioned “Overview of Proposals No. 1 Through 6 ─ Adoption of the Second and Restated Certificate of Incorporation” above.  The form of the Company’s Second Amended and Restated Certificate of Incorporation is attached as Annex B to this Proxy Statement.

Required Vote for Approval

Pursuant to the requirements of Article XI of the Certificate of Incorporation, the affirmative vote of the holders of 80% of the Company’s Common Stock issued and outstanding and entitled to vote on the proposal is required to approve an amendment to the Certificate of Incorporation eliminating the classification of the Board of Directors.  Abstentions and broker non-votes will be counted towards the vote total for the proposal and will have the same effect as votes “Against” the proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the approval of an amendment to the Certificate of Incorporation eliminating the classification of the Board of Directors.

PROPOSAL NO. 3: APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO PERMIT ACTION BY WRITTEN CONSENT OF STOCKHOLDERS

Proposed Amendment

The Board of Directors has approved, and recommends that the Company’s stockholders approve, an amendment to the Certificate of Incorporation to permit action by written consent of the Company’s stockholders.  Currently, the Certificate of Incorporation does not permit the Company’s stockholders to act by written consent.  If this Proposal No. 3 is approved, (i) the Certificate of Incorporation will be amended and restated to remove Article VIII, which currently provides that no action of the stockholders may be taken by written consent, and such amendment will be effective upon the filing of an amended and restated Certificate of Incorporation with the Secretary of State of the State of Delaware, and (ii) the Bylaws will be amended and restated to include a provision permitting action by written consent of the Company’s stockholders.  Specifically, the amended and restated Certificate of Incorporation would contain the following provision:

“To the fullest extent and in the manner permitted by law, any action required or permitted to be taken at a meeting of the stockholders or of a class or series of stockholders may be taken without a meeting of the stockholders or of such class or series of stockholders upon the consent in writing signed by such stockholders who would have been entitled to vote the minimum number of votes that would be necessary to authorize the action at a meeting at which all the stockholders entitled to vote thereon were present and voting.  The consents shall be filed with the Secretary.”

The amendments to the Certificate of Incorporation proposed for adoption in this Proposal No. 3 are set forth in Annex D-1 and corresponding amendments to the Bylaws are set forth in Annex D-2 to this Proxy Statement and are incorporated herein by reference.  Deletions are indicated by strikeout and additions are indicated by underlining.

Background

The DGCL provides that, unless a company’s certificate of incorporation provides otherwise, stockholders may take action without a meeting if the holders of stock having the minimum number of votes necessary to authorize such action sign a written consent.  The Certificate of Incorporation provides that any action permitted to be taken by stockholders may only be taken at an Special Meeting or special meeting of stockholders.  The Board of Directors is now proposing an amendment to the Certificate of Incorporation that would permit action that is required to be taken or which may be taken at any annual or special meeting of stockholders of the Company to be taken by the written consent of stockholders, without a meeting, if such action is taken by a written consent signed by the holders of stock having the minimum number of votes necessary to authorize such action at a meeting, or, in the case of holders of Preferred Stock, if and to the extent that the Certificate of Incorporation (including any certificate of designation) expressly provides that holders of Preferred Stock (or any series thereof) may act by written consent.

Reasons for the Proposal

The Board of Directors recommends allowing any action required or permitted to be taken by stockholders to be taken without a meeting of stockholders if a consent in writing setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action, or, in the case of holders of Preferred Stock, if and to the extent that the Certificate of Incorporation (including any certificate of designation) expressly provides that holders of Preferred Stock (or any series thereof) may act by written consent. If written consent is allowed, action of stockholders can be undertaken more efficiently. The Board believes it is in the best interests of the Company and its stockholders to allow action of stockholders by written consent as described in this proposal and therefore proposes to amend the Company’s Certificate of Incorporation.

Effect of the Authorization to Permit Stockholders to Act by Written Consent

There are advantages to permitting stockholder action by written consent, or, in the case of holders of Preferred Stock, if and to the extent that the Certificate of Incorporation (including any certificate of designation) expressly provides that holders of Preferred Stock (or any series thereof) may act by written consent and these advantages may include:

•
the view that provisions limiting action by written consent of the stockholders are inconsistent with principles of good corporate governance because they can, either in appearance or practice, limit stockholders’ ability to participate effectively in corporate governance;

•
the expense of holding a meeting of stockholders can be considerable, and it is inefficient to hold a stockholders meeting if the holders of a significant number of voting stock have already determined how a matter will be decided; and

•	the ability to obtain stockholder approval by written consent also facilitates transactions by the Company without the delays in calling a meeting and distributing meeting materials.

Conversely, there may be advantages of not permitting stockholder action by written consent and these advantages include:

•
requiring stockholder action only at a stockholder meeting increases the likelihood that the Company and all of its stockholders will be given an opportunity to consider carefully and respond prudently to important stockholder proposals; and

•
requiring stockholder action only at a stockholder meeting avoids untimely action in a context that might not permit stockholders to have the full benefit of the knowledge, advice and participation of the Company’s management and Board.

In making its recommendation, the Board of Directors balanced the various interests of those who view the right to act by written consent as good corporate governance and the attendant advantages of acting by written consent, and the protections afforded stockholders by precluding action by written consent.  If Proposal No. 3 is not approved, the Company’s stockholders will continue not to be able to act by written consent. The Board of Directors noted that permitting action by written consent of the stockholders is consistent with the Company’s overall efforts to reduce expenses.  The Board of Directors concluded that the best interests of the Company and its stockholders would be served by amending the Company’s Certificate of Incorporation to permit action by written consent (and without a meeting of stockholders) or, in the case of holders of preferred stock, where the Certificate of Incorporation (including any certificate of designation) expressly provides that holders of Preferred Stock (or any series thereof) may act by written consent.

Dissenters Rights

Neither the DGCL nor the Certificate of Incorporation or the Bylaws provides the Company’s stockholders with the rights of appraisal or similar rights of dissenters with respect to this amendment.

Relationship Among Proposals and Consequences of the Stockholder Vote

If Proposal No. 3 is not approved, the Company’s stockholders will continue not to be able to act by written consent.  If Proposal No. 3 is approved, stockholders will be able to act with the consent of a majority of stockholders.  Proposal No. 3 is not dependent on the vote with respect to any other proposal.

If each of the Proposals No. 2 through 6 are approved, the Company will adopt the Second and Restated the Certificate of Incorporation to give effect to the actions contemplated by such proposals and to include other technical, conforming and administrative changes to the Certificate of Incorporation.  For a discussion of the effect on the Second and Restated the Certificate of Incorporation if any or all the Proposals No. 2 through 6 are not approved, please see section captioned “Overview of Proposals No. 1 Through 6 ─ Adoption of the Second and Restated Certificate of Incorporation” above.  The form of the Company’s Second Amended and Restated Certificate of Incorporation is attached as Annex B to this Proxy Statement.

Required Vote for Approval

Pursuant to the requirements of Article XI of the Certificate of Incorporation, the affirmative vote of the holders of 80% of the Company’s Common Stock issued and outstanding and entitled to vote on the proposal is required to approve an amendment to the Certificate of Incorporation eliminating the classification of the Board of Directors.  Abstentions and broker non-votes will be counted towards the vote total for the proposal and will have the same effect as votes “Against” the proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the approval of an amendment to the Certificate of Incorporation to permit action by written consent of the Company’s stockholders.

PROPOSAL NO. 4: APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATIONTO REPEAL ARTICLE IX ― STOCKHOLDER APPROVAL OF A “BUSINESS COMBINATION” WITH AN INTERESTED PERSON

Proposed Amendment

The Board of Directors has approved, and recommends that the Company’s stockholders approve, an amendment to the Certificate of Incorporation that will repeal Article IX of the Certificate of Incorporation, which currently requires the affirmative vote of a majority of the outstanding shares of the Company’s capital stock not beneficially owned by an “Interested Person” for the approval of a “Business Combination” with such Interested Person or its affiliates.  If this Proposal No. 4 is approved, the Certificate of Incorporation will be amended and restated to remove Article IX and such amendment will be effective upon the filing of an amended and restated Certificate of Incorporation with the Secretary of State of the State of Delaware.  The amendments to the Certificate of Incorporation proposed for adoption in this Proposal No. 4 are set forth in Annex E to this Proxy Statement and are incorporated herein by reference.  Deletions are indicated by strikeout and additions are indicated by underlining.

Reasons for the Proposal

The Company is proposing to amend the Certificate of Incorporation by repealing Article IX and thereby eliminating the requirement that the affirmative vote of a majority of the outstanding shares of the Company’s capital stock not beneficially owned by an “Interested Person” approve a “Business Combination” with such Interested Person or its affiliates.  Article IX of the Certificate of Incorporation defines an “Interested Person” as any person which, as of the record date for the determination of stockholders entitled to notice of any Business Combination and to vote thereon or consent thereto, or as of the date of any such vote or consent, or immediately prior to the consummation of any Business Combination, beneficially owns, directly or indirectly, 5% or more of the shares of stock of the Company entitled to vote in elections of directors.

Article IX of the Certificate of Incorporation defines a “Business Combination” as:

“(a) any merger or consolidation of the Corporation or any subsidiary of the Corporation with or into any Interested Person (regardless of the identity of the surviving corporation);

(b) any sale, lease, or other disposition of all or any substantial part of the assets of the Corporation or any subsidiary of the Corporation to any Interested Person for cash or securities or both; or

(c) any issuance or delivery of securities of the Corporation or a subsidiary of the Corporation (which the beneficial owner shall have the right to vote, or to vote upon exercise, conversion, or by contract) to an Interested Person in consideration for or in exchange of any securities or other property (including cash).”

Following the repeal of Article IX, the standard for when stockholder approval of a Business Combination or another business consolidation with an Interested Person or a controlling person is required and the voting standard for that approval would default to the requirements prescribed by the DGCL.  Under the provisions of the DGCL, stockholder approval generally would be required of a business combination with a person holding 15% or more of the stock of the Company, as opposed to the 5% standard in Article IX, and the voting standard would be either the approval of a majority of the outstanding shares or, when required by law, the approval of two-thirds of the outstanding shares (other than the controlling interest); currently, Article IX requires the affirmative vote of a majority of the outstanding shares of the Company’s capital stock (other than the Interested Person).

The Board of Directors is committed to ensuring effective corporate governance.  As part of this effort, the Board of Directors periodically evaluates the Company’s Certificate of Incorporation, Bylaws and other corporate governance documents to determine if any changes are advisable.  Considering the views of some investors who believe that supermajority voting provisions are inconsistent with principles of good corporate governance, the Board of Directors reviewed those provisions of the Certificate of Incorporation and Bylaws that specify a majority voting standard related to Business Combinations with Interested Stockholders.  The Board of Directors carefully considered the arguments for and against the presence of such vote requirements in its governing documents, and considered the potential effect of changing the voting standard to a majority of outstanding shares or, in the case of the “fair price” provision for certain business combinations currently contained in Article IX, eliminating the supermajority voting provision in its entirety.

In addition, in proposing this amendment, the Board of Directors also considered that under certain circumstances, majority voting provisions applicable to business combinations with greater than 5% stockholders can provide benefits to the Company and its stockholders.  In the event of an unsolicited bid to take over or restructure the Company, such voting provisions encourage bidders to negotiate with the Board of Directors, increase the Board of Director’s negotiating leverage on behalf of the stockholders and give the Board of Directors time to consider alternatives that might provide greater value for all stockholders.

The Board of Directors recognized, however, that many stockholders now view such interested stockholder and/or supermajority vote requirements as a limitation on the ability of a majority of stockholders to effect corporate actions, that the requirement may unduly restrict the Company’s ability to act promptly and flexibly in order to take advantage of corporate opportunities, and that there is a general trend among Delaware corporations in favor of repealing anti-takeover and other provisions requiring majority voting approval for business combinations with greater than 5% (but less than 15%) or supermajority stockholder approval.  The Board of Directors believes that the elimination of the requirement that the affirmative vote of a majority of the outstanding shares of the Company’s capital stock not beneficially owned by an Interested Person for the approval of a Business Combination with such Interested Person or its affiliates will reduce the likelihood that holders of a minority of the outstanding shares of common stock could veto the desires of the holders of a majority of the outstanding common stock.  The Company is proposing the repeal of Article IX because the Board of Directors believes that eliminating such voting requirement is consistent with good governance and that there are sufficient safeguards in place or readily available to protect the Company’s stockholders against inappropriate self-dealing transactions between the Company and interested stockholders that also offer the Company enhanced flexibility in considering such transactions.

For the foregoing reasons, the Board of Directors believes that Article IX of the Certificate of Incorporation is inconsistent with principles of good corporate governance and could unduly restrict a business combination between the Company and an interested stockholder that may, in the judgment of the independent directors of the Board of Directors and a majority of the Company’s stockholders, otherwise be in the best interests of the Company and its stockholders.

Interests of Certain Persons in the Proposal

As of the Record Date, certain stockholders of the Company and certain members of the Company’s management and the Board of Directors beneficially owned more than 5% of the outstanding shares of the Common Stock.  Therefore, each one of these persons constitutes an “Interested Person” within the meaning of Article IX of the Certificate of Incorporation and may be deemed to have an interest in this Proposal No. 4, which if approved, would eliminate stockholder approval requirements for Business Combinations among such Interested Persons and the Company, other than as would be required under the DGCL.  For a list of such persons who beneficially own more than 5% of the outstanding shares of the Common Stock see section captioned “Security Ownership of Certain Beneficial Owners and Management” below.

Dissenters Rights

Neither the DGCL nor the Certificate of Incorporation or the Bylaws provides the Company’s stockholders with the rights of appraisal or similar rights of dissenters with respect to this amendment.

Relationship Among Proposals and Consequences of the Stockholder Vote

If Proposal No. 4 is not approved, the Certificate of Incorporation will continue to contain the provision currently included as Article IX of the Certificate of Incorporation, which requires the affirmative vote of a majority of the outstanding shares of the Company’s capital stock not beneficially owned by an Interested Person for the approval of a Business Combination with such Interested Person or its affiliates.  If Proposal No. 4 is approved, the Certificate of Incorporation will be amended and restated to remove Article IX, which currently requires the affirmative vote of a majority of the outstanding shares of the Company’s capital stock not beneficially owned by an “Interested Person” for the approval of a “Business Combination” with such Interested Person or its affiliates.  Proposal No. 4 is not dependent on the vote with respect to any other proposal.

If each of the Proposals No. 2 through 6 are approved, the Company will adopt the Second and Restated the Certificate of Incorporation to give effect to the actions contemplated by such proposals and to include other technical, conforming and administrative changes to the Certificate of Incorporation.  For a discussion of the effect on the Second and Restated the Certificate of Incorporation if any or all the Proposals No. 2 through 6 are not approved, please see section captioned “Overview of Proposals No. 1 Through 6 ─ Adoption of the Second and Restated Certificate of Incorporation” above.  The form of the Company’s Second Amended and Restated Certificate of Incorporation is attached as Annex B to this Proxy Statement.

Required Vote for Approval

Pursuant to the requirements of Article IX of the Certificate of Incorporation, the affirmative vote of (i) the holders of a majority of the shares of the Common Stock issued and outstanding, and entitled to vote on the proposal, and beneficially owned, directly or indirectly, by any person which would be an Interested Person if the vote or consent on such amendment were a vote or consent on a Business Combination, and (ii) the holders of a majority of the Common Stock issued and outstanding and entitled to vote on the proposal, is required to approve an amendment to the Certificate of Incorporation to remove Article IX.  Abstentions and broker non-votes will be counted towards the vote total for the proposal and will have the same effect as votes “Against” the proposal.

Recommendation of the Company’s Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the approval of an amendment to the Certificate of Incorporation to repeal Article IX, stockholder approval of a Business Combination with an Interested Person.

PROPOSAL NO. 5: APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO PROVIDE INDEMNIFICATION OF, AND ADVANCE EXPENSES TO, AND HOLD HARMLESS, THE COMPANY’S OFFICERS AND DIRECTORS TO THE MAXIMUM EXTENT PERMITTED BY THE DGCL, AND, TO THE EXTENT AND IN THE MANNER PERMITTED BY LAW, TO PROVIDE INDEMNIFICATION AND ADVANCEEXPENSES TO ANY OTHER PERSON WHEN AND AS AUTHORIZED BY APPROPRIATE CORPORATE ACTION

Proposed Amendment

The Board of Directors has adopted, and recommends that the Company’s stockholders approve, the addition of a provision to the Certificate of Incorporation to indemnify, and advance expenses to, and hold harmless, the Company’s officers and directors to the maximum extent permitted under the DGCL, and, to the extent and in the manner permitted by law, to provide indemnification and advance expenses to any other person when and as authorized by appropriate corporate action.  If this Proposal No. 5 is approved, each of the Certificate of Incorporation and the Bylaws will be amended and restated to add a provision that the Company shall indemnify, and advance expenses to, and hold harmless, the Company’s officers and directors to the maximum extent permitted under the DGCL, and, to the extent and in the manner permitted by law, to provide indemnification and advance expenses to any other person when and as authorized by appropriate corporate action, which provision will be effective upon the filing of the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.  Specifically, the amended and restated Certificate of Incorporation would contain the following provision:

“(a)           Limitation of Director Liability.  To the fullest extent that the DGCL or any other law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended permits the limitation or elimination of the liability of directors, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.  No amendment to, or modification or repeal of, this Article VII (a) shall adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such amendment, modification or repeal.

(b)            Indemnification and Advancement of Expenses.  The Corporation shall indemnify and advance expenses to, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an “Indemnitee”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or an officer of the Corporation or, while a director or an officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Indemnitee.  Notwithstanding the preceding sentence, the Corporation shall be required to indemnify, or advance expenses to, an Indemnitee in connection with a proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such proceeding (or part thereof) by the Indemnitee was authorized by the Board of Directors of the Corporation.

(c)            Other Indemnification and Advancement of Expenses.  This Article ___ shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to any other person when and as authorized by appropriate corporate action.”

The amendments to the Certificate of Incorporation proposed for adoption in this Proposal No. 5 are set forth in Annex F to this Proxy Statement and are incorporated herein by reference.  Deletions are indicated by strikeout and additions are indicated by underlining.

Limiting the Liability of Officers and Directors Under the DGCL

The DGCL permits the Company to indemnify and advance expenses to, and hold harmless, any person (an “Indemnitee”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or an officer of the corporation or, while a director or an officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Indemnitee.

Reasons for the Proposal

The Certificate of Incorporation contains a provision that is intended to limit the liability of the Company’s officers and directors, but: it does not require the Company to (i) indemnify the Company’s officers and directors to the fullest extent permitted by the DGCL and (ii) advance expenses to any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permitted by the DGCL.

Providing indemnification of, and advancing expenses to, officers and directors, except in certain circumstances, is a common provision in state business corporation laws, including the DGCL, and in the certificates of incorporation and/or bylaws of publicly-traded corporations.  The Board of Directors believes that the Certificate of Incorporation should require the Company to indemnify and advance expenses to, and hold harmless, such persons to the fullest extent permitted by the DGCL in order to provide existing officers and directors with protection against liability and losses and to ensure that concerns about exposure to personal liability will not adversely affect the ability of the Company’s officers and directors to make the difficult entrepreneurial decisions that are necessary in today’s highly competitive business environment.  This will help enable the Company to attract and retain the most qualified individuals to serve as officers and directors.  The Board of Directors believes that the absence of such provisions may hinder the Company’s ability to attract and retain officers, directors or other employees who are averse to the risks associated with lawsuits.  It is further expected that such protections will also facilitate decision making without fear of liability arising out of frivolous claims.

Effect of Approving the Proposal

Except as provided in this Proxy Statement, the Board of Directors believes that the addition of the provision to the Second Amended and Restated Certificate of Incorporation to require the Company to provide indemnification of, and advance expenses to, the Company’s officers and directors to the fullest extent permitted under the DGCL, and, to the extent and in the manner permitted by law, to provide indemnification and advance expenses to any other person when and as authorized by appropriate corporate action, will not have a material adverse effect on the Company’s current stockholders.

Dissenters Rights

Neither the DGCL nor the Certificate of Incorporation or the Bylaws provides the Company’s stockholders with the rights of appraisal or similar rights of dissenters with respect to this amendment.

Relationship Among Proposals and Consequences of the Stockholder Vote

If Proposal No. 5 is not approved, the Certificate of Incorporation will continue to contain the provision currently included as Article IX of the Certificate of Incorporation, which only provides that, subject to certain exceptions, a director of the Company shall not have any personal liability to the Company or its stockholders.  However, under the Bylaws, the Board of Directors will have the ability to, and will amend, the Bylaws to provide that the Company shall indemnify, and advance expenses to, and hold harmless, the Company’s officers and directors to the maximum extent permitted under the DGCL.  Pursuant to the current Certificate of Incorporation and the Bylaws, such amendment to the Bylaws will not require approval of the Company’s stockholders.  If Proposal No. 5 is approved, each of the Certificate of Incorporation and the Bylaws will be amended and restated to add a provision that the Company shall indemnify, and advance expenses to, and hold harmless, the Company’s officers and directors to the maximum extent permitted under the DGCL, and, to the extent and in the manner permitted by law, to provide indemnification and advance expenses to any other person when and as authorized by appropriate corporate action, which provision will be effective upon the filing of the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.  Proposal No. 5 is not dependent on the vote with respect to any other proposal.

If each of the Proposals No. 2 through 6 are approved, the Company will adopt the Second and Restated the Certificate of Incorporation to give effect to the actions contemplated by such proposals and to include other technical, conforming and administrative changes to the Certificate of Incorporation.  For a discussion of the effect on the Second and Restated the Certificate of Incorporation if any or all the Proposals No. 2 through 6 are not approved, please see section captioned “Overview of Proposals No. 1 Through 6 ─ Adoption of the Second and Restated Certificate of Incorporation” above.  The form of the Company’s Second Amended and Restated Certificate of Incorporation is attached as Annex B to this Proxy Statement.

 Required Vote for Approval

Pursuant to the requirements of Article XI of the Certificate of Incorporation, the affirmative vote of the holders of 80% of the Company’s Common Stock issued and outstanding and entitled to vote on the proposal is required to approve an amendment to the Certificate of Incorporation to provide indemnification of, and advance expenses to, and hold harmless, the Company’s officers and directors to the fullest extent permitted under the DGCL, and, to the extent and in the manner permitted by law, to provide indemnification and advance expenses to any other person when and as authorized by appropriate corporate action.  Abstentions and broker non-votes will be counted towards the vote total for the proposal and will have the same effect as votes “Against” the proposal.

Recommendation of the Company’s Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the approval of an amendment to the Certificate of Incorporation to provide indemnification of, and advance expenses to, and hold harmless, the Company’s officers and directors to the fullest extent permitted under the DGCL, and, to the extent and in the manner permitted by law, to provide indemnification and advance expenses to any other person when and as authorized by appropriate corporate action.

PROPOSAL NO. 6: APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REMOVE CERTAIN PROVISIONS OF THE CERTIFICATE OF INCORPORATION REQUIRING SUPERMAJORITY VOTING REQUIREMENTS

Proposed Amendment

The Board of Directors has adopted, and recommends that the Company’s stockholders approve, each of the four proposed amendments to the Certificate of Incorporation to reduce the supermajority stockholder voting requirements described below.  If this Proposal No. 6 is approved, the Certificate of Incorporation will be amended and restated to remove the supermajority voting provisions that would be eliminated as a result of this amendment, effectively making stockholder approval required under the Certificate of Incorporation to be by no more than a majority vote. If this Proposal No. 6 is approved, this amendment will be effective upon the filing of the amended and restated Certificate of Incorporation with the Secretary of State of the State of Delaware.  The amendments to the Certificate of Incorporation proposed for adoption in this Proposal No. 6 are set forth in Annex G to this Proxy Statement and are incorporated herein by reference.  Deletions are indicated by strikeout and additions are indicated by underlining.

Reasons for the Proposal

Currently, the Certificate of Incorporation contains certain provisions with supermajority voting requirements that are higher than the minimum vote required under the DGCL, as more fully discussed below.  The Board of Directors has considered the advantages and disadvantages of maintaining the supermajority voting requirements in the Certificate of Incorporation.  The Board of Directors considered that maintaining supermajority voting requirements may make it more difficult for one or a small number of large stockholders to make changes to certain important corporate governance provisions of the Company or to take control of the Company, and therefore help ensure (i) that these corporate governance provisions are not changed without a broad consensus of stockholders and (ii) that such change would be prudent and in the best interests of the Company. However, the Board of Directors also recognized that maintaining supermajority voting requirements could make it more difficult for the Company to secure stockholder approval for the various actions described below should the Company wish to make changes to certain important corporate governance provisions of the Company or to take actions viewed positively by a majority of the holders of the Company’s capital stock, and therefore help ensure that these corporate governance provisions are not changed without a broad consensus of stockholders and are in the best interests of the Company and its stockholders.  While it is important to the Company’s long-term success to maintain appropriate defenses against inadequate takeover bids, it is also important for the Board of Directors to maintain shareholder confidence by demonstrating that it is responsive and accountable to shareholders and committed to strong corporate governance. The Board of Directors further recognized that supermajority voting requirements restrict stockholder action in some cases and are disfavored by certain stockholders and stockholder groups because they view such requirements as contrary to principles of good corporate governance.  While it is important to the Company’s long-term success to maintain appropriate defenses against inadequate takeover bids, it is also important for the Board of Directors to maintain shareholder confidence by demonstrating that it is responsive and accountable to shareholders and committed to strong corporate governance.  This requires the Board of Directors to carefully balance sometimes competing interests. After considering these and other factors, the Board of Directors has approved, and recommends that the Company’s stockholder approve, an amendment to the Certificate of Incorporation which would eliminate the supermajority voting requirements.

Effect of Approving the Proposal

The Certificate of Incorporation currently contains the following supermajority voting requirements. The amended Certificate of Incorporation, and if adopted, the Second Amended and Restated Certificate of Incorporation, would amend and restate those provisions as follows:

•
Article XI, first sentence, of the Certificate of Incorporation requires the affirmative vote of not less than 80% of the votes entitled to be cast by the holders of all the then outstanding shares of voting stock, voting together as a single class, to approve an action by the Company’s stockholders to adopt, amend or repeal the Bylaws or any part thereof.  If this Proposal No. 6 is approved, the amended and restated Certificate of Incorporation would delete this vote requirement and therefore would permit the Certificate of Amendment to be amended in accordance with the DGCL.

•
Article XI, first sentence, of the Certificate of Incorporation requires the affirmative vote of not less than 80% of the votes entitled to be cast by the holders of all the then outstanding shares of voting stock, voting together as a single class, to approve an amendment to Article VII of the Certificate of Incorporation, which provides that the Board of Directors shall be divided into three classes.  Pursuant to Proposal No. 2 contained in this Proxy Statement, the Company is proposing an amendment to the Certificate of Incorporation to declassify the Board of Directors and institute annual voting for each director to serve a one-year term beginning with the Company’s next Special Meeting of Stockholders.  If Proposal No. 2 is not approved, but this Proposal No. 6 is approved, the amended and restated Certificate of Incorporation would delete this vote requirement and therefore would permit the Certificate of Amendment, including Article VII, to be amended in accordance with the DGCL.

•
Article XI, first sentence, of the Certificate of Incorporation requires the affirmative vote of not less than 80% of the votes entitled to be cast by the holders of all the then outstanding shares of voting stock, voting together as a single class, to approve an amendment to Article VIII of the Certificate of Incorporation, which does not permit the Company’s stockholders to act by written consent.  Pursuant to Proposal No. 3 contained in this Proxy Statement, the Company is proposing an amendment to the Certificate of Incorporation to permit action by written consent of the Company’s stockholders.  If Proposal No. 3 is not approved, but this Proposal No. 6 is approved, the amended and restated Certificate of Incorporation would delete this vote requirement and therefore would permit the Certificate of Amendment, including Article VIII, to be amended in accordance with the DGCL.

•
Article XI, first sentence, of the Certificate of Incorporation requires the affirmative vote of the holders of at least 80% of the then outstanding shares of voting stock, voting together as a single class, to change Article X (relating to the removal of the personal liability of the Company’s directors to the Company and its stockholders).  If this Proposal No. 6 is approved, the amended and restated Certificate of Incorporation would delete this vote requirement and therefore would permit the Certificate of Incorporation to be amended in accordance with the DGCL.  In addition, if Proposal No. 5 is approved, the Certificate of Incorporation will be amended and restated to add a provision that the Company shall indemnify, and advance expenses to, and hold harmless, the Company’s officers and directors to the maximum extent permitted under the DGCL, which provision will be effective upon the filing of the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

If this Proposal No. 6 is approved by the Company’s stockholders, under the DGCL changes to the Certificate of Amendment would require the approval of a majority of the outstanding shares of stock entitled to vote thereon, and a majority of the outstanding shares of stock of each class entitled to vote thereon as a class (if any).  The amended Certificate of Incorporation would also amend and restate current Certificate of Incorporation to modify or clarify certain other related provisions.

Dissenters Rights

Neither the DGCL nor the Certificate of Incorporation or the Bylaws provides the Company’s stockholders with the rights of appraisal or similar rights of dissenters with respect to this amendment.

Relationship Among Proposals and Consequences of the Stockholder Vote

If the Company’s stockholders do not approve this Proposal No. 6, each of the four provisions currently included in the Certificate of Incorporation requiring supermajority voting requirements will remain.  If the Company’s stockholders approve this Proposal No. 6, (i) the Certificate of Incorporation will be amended and restated to remove the supermajority voting provisions, effectively making all such provisions in the amended and restated Certificate of Incorporation require stockholder approval by no more than a majority vote, and (ii) the Board of Directors will approve an amendment to the Bylaws to eliminate the supermajority voting requirement in the Bylaws that corresponds to the supermajority voting provision in Article XI of the Certificate of Incorporation.  The Bylaws currently require the affirmative vote of the holders of 80% of the Company’s Common Stock issued and outstanding and entitled to vote on the proposal to approve adopt, amend or repeal any provision of the By-Laws.  The supermajority voting provisions that would be eliminated as a result of this proposed amendment to the Certificate of Incorporation and the related amendment to the Bylaws constitute all of the provisions in the Certificate of Incorporation and the Bylaws that require stockholder approval by more than a majority vote.

If and when the amendments to the Certificate of Incorporation and Bylaws become effective, all future amendments to the Certificate of Incorporation, including amendments to provisions currently requiring approval by a supermajority vote, and all future amendments to the Bylaws submitted for approval by stockholders would require approval by the affirmative vote of holders of a majority of the outstanding voting stock of the Company.

Other than as set forth above under “Effect of Approving the Proposal,” Proposal No. 6 is not dependent on the vote with respect to any other proposal.

If each of the Proposals No. 2 through 6 are approved, the Company will adopt the Second and Restated the Certificate of Incorporation to give effect to the actions contemplated by such proposals and to include other technical, conforming and administrative changes to the Certificate of Incorporation.  For a discussion of the effect on the Second and Restated the Certificate of Incorporation if any or all the Proposals No. 2 through 6 are not approved, please see section captioned “Overview of Proposals No. 1 Through 6 ─ Adoption of the Second and Restated Certificate of Incorporation” above.  The form of the Company’s Second Amended and Restated Certificate of Incorporation is attached as Annex B to this Proxy Statement.

Required Vote for Approval

Pursuant to the requirements of Article XI of the Certificate of Incorporation, the affirmative vote of the holders of 80% of the Company’s Common Stock issued and outstanding and entitled to vote on the proposal is required to approve an amendment to the Certificate of Incorporation to eliminate the supermajority voting provisions of Article XI.  Abstentions and broker non-votes will be counted towards the vote total for the proposal and will have the same effect as votes “Against” the proposal.

Recommendation of the Company’s Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the approval of an amendment to the Certificate of Incorporation to remove certain provisions of the Certificate of Incorporation requiring supermajority voting requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock, (ii) each of the Company’s directors, the Chief Executive Officer and the Company’s fiscal 2010 named executive offices (as defined in Section 402 of Regulation S-K of the Securities Act of 1933, as amended), and (iii) all directors, executive officers and named executive officers of the Company as a group.

Beneficial ownership as reported in the above below has been determined in accordance with Rule 13d-3 of the Exchange Act.  Unless otherwise noted in the footnotes to the table, to the best of the Company’s knowledge, the persons named in the table have sole voting and investing power with respect to all shares indicated as being beneficially owned by them, and the address of all of the above named persons is c/o Green Energy Management Services Holdings, Inc., 381 Teaneck Road, Teaneck, New Jersey 07666.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned (1)
5% Owner
Financial Partners Funding, LLC (2)	78,348,958	15.0%
Steven B. Solomon (3)	51,933,350	11.7%
Mountain Construction Advisors, LLC (4)	48,526,470	10.9%
GEM Lighting, LLC (5)	45,623,216	10.3%
Ocean Drive Investments, L.L.C. (6)	38,241,909	8.6%
Watz Enterprises, L.L.C. (7)	37,103,737	8.4%
Esousa Holdings LLC (8)	27,654,313	6.2%

Executive Officers and Directors
Ronald P. Ulfers, Jr. (9)	63,859,803	14.4%
Robert Weinstein (10)	5,495,184	1.2%
William D’Angelo (11)	200,000	*
Michael Samuel (5)	―	―
Robert W. Sawyer, Jr. (12)	502,643	* %
All executive officers and directors as a group (5 persons) (13)	70,057,630	15.8%

*	Represents beneficial ownership of less than 1%.

(1)
Unless otherwise noted, the security ownership information is given as of Record Date and, in the case of percentage ownership information, is based on 443,977,432 shares of our Common Stock issued and outstanding as of such date.

(2)
Effective as of March 3, 2011, the Company issued to FPF the Option which upon exercise, entitles FPF to purchase up to 15% of the then outstanding Common Stock at an aggregate exercise price of $10,949,490.  The number of shares included in the table represents the number of shares of Common Stock issuable upon exercise of the Option based on the number of shares of Common Stock outstanding as of the Record Date.  Jay Enis, as principal of FPF, has voting and dispositive controls over the shares underlying the Option.  FPF’s address is 4430 Prairie Avenue, Miami Beach, Florida 33140.

(3)
Information is based on the Schedule 13G filed by Mr. Solomon with the U.S. Securities and Exchange Commission (the “SEC”) on May 17, 2011. According to the Schedule 13G, Mr. Solomon has the sole voting and sole dispositive power over such shares.  Mr. Solomon’s address is 2828 N. Harwood, Suite 1700, Dallas, Texas 75201.

(4)
Mr. Ulfers, Jr., the Company’s Chairman, President and Chief Executive Officer, is the sole member of Mountain Construction Advisors LLC (“MCA”) and has the sole voting and sole dispositive power over such shares.

(5)
Although Michael Samuel, a member of the Board, does not have a direct beneficial ownership of any of shares of our Common Stock, his wife, Ms. Deborah Samuel, and his son, Jonathan Samuel, are the sole two members of GEM Lighting, L.L.C.  Ms. Samuel and Mr. Jonathan Samuel have the shared voting and dispositive power over the reported securities. Michael Samuel disclaims beneficial ownership of the shares held by GEM Lighting, LLC.

(6)
John Morra III, President and Director of Project Development of Green Energy Management Services, Inc., a wholly-owned subsidiary of the Company (“GEM”), has an indirect beneficial ownership interest in shares of our Common Stock as the managing member of Ocean Drive Investments, L.L.C. Mr. Morra has the sole voting and dispositive power over such shares.

(7)	Mark Deleonardis, as the managing member of Watz Enterprises, L.L.C., has the sole voting and investment power over such shares.

(8)	Rachel Glicksman, as Managing Director of Esousa Holdings LLC, has the sole voting and dispositive power over such shares.

(9)
Represents (i) 10,000,000 shares of Common Stock directly beneficially owned by Mr. Ulfers, Jr., (ii) 2,000,000 shares of Common Stock directly beneficially owned by RPU Services LLC (“RPU”) and (iii) 51,859,803 shares of Common Stock directly beneficially owned by MCA.  Mr. Ulfers, Jr., is the sole member of RPU and MCA and has the sole voting and sole dispositive power over such shares.

(10)	Mr. Weinstein is the Company’s Chief Financial Officer.

(11)	Mr. D’Angelo is a member of the Board.

(12)	Mr. Sawyer, Jr., is a member of the Board.

(13)	Consists of the shares of the Company’s Common Stock collectively owned by the Company’s executive officers and directors named in the table above.

There are no agreements between or among any of the 5% stockholders that would restrict the issuance of shares in a manner that would cause any change in control of the Company. There are no voting trusts, pooling arrangements or similar agreements in the place between or among any of these stockholders, nor do these stockholders anticipate the implementation of such an agreement in the near future.

FORWARD-LOOKING STATEMENTS

This Proxy Statement, as well as other public documents and statements of the Company referred to herein, may contain forward-looking statements that involve risks and uncertainties, which are based on the beliefs, expectations, estimates, projections, forecasts, plans, anticipations, targets, outlooks, initiatives, visions, objectives, strategies, opportunities, drivers and intents of the Company’s management.  While the Company believes that its estimates and assumptions are reasonable, the Company cautions that it is very difficult to predict the impact of known factors, and, of course, it is impossible for the Company to anticipate all factors that could affect its results.  The Company’s actual results may differ materially from those discussed in such forward-looking statements. Such statements include, without limitation, the Company’s expectations and estimates (whether qualitative or quantitative) as to:

•	the Company’s consummation of the Reverse Stock Split and its expected terms and conditions, as well as the timing, of such transaction;

•
the intended benefits of the Reverse Stock Split, including that it is in the best interests of the Company’s stockholders, should increase the per share trading price of the Company’s Common Stock and should make such stock more attractive to a broader range of institutional and other investors;

•	the Company’s ability to amend its Certificate of Incorporation pursuant to Proposals Nos. 2 through 6;

•	the intended benefits of Proposals Nos. 2 through 6; and

•	the market’s near and long term reaction to the Reverse Stock Split and the other proposals.

Statements that are not historical facts, including statements about the Company’s beliefs and expectations, are forward-looking statements.  Forward-looking statements can be identified by, among other things, the use of forward-looking language such as “estimates,” “objectives,” “visions,” “projects,” “forecasts,” “focus,” “drive towards,” “plans,” “targets,” “strategies,” “opportunities,” “drivers,” “believes,” “intends,” “outlooks,” “initiatives,” “expects,” “scheduled to,” “anticipates,” “seeks,” “may,” “will,” or “should” or the negative of those terms, or other variations of those terms or comparable language, or by discussions of strategies, targets, models or intentions.  Forward-looking statements speak only as of the date they are made, and except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Investors are advised, however, to consult any additional disclosures the Company made or may make in its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which the Company filed with the SEC on March 31, 2011, its Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, in each case filed with the SEC in 2011 (which, among other places, can be found on the SEC’s website at http://www.sec.gov, as well as on the Company’s website at www.gempowered.com under the Investors Relations tab).  The information available from time to time on such websites shall not be deemed incorporated by reference into this Proxy Statement.  A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. In addition to factors that may be described in the Company’s filings with the SEC, including this filing, the following factors, among others, could cause the Company’s actual results to differ materially from those expressed in any forward-looking statements made by the Company:

•	difficulties, delays, unanticipated costs or the Company’s inability to consummate the Reverse Stock Split on the expected terms and conditions or timeline;

•
difficulties, delays or the inability to increase the per share trading price of the Common Stock as a result of the Reverse Stock Split, including future decreases in the price of the Common Stock due to, among other things, the announcement of the Reverse Stock Split or the Company’s inability to make such stock more attractive to a broader range of institutional or other investors, such as due to investors viewing the Reverse Stock Split negatively or due to future financial results, market conditions, the market perception of the Company’s business or other factors adversely affecting the market price of the Common Stock, notwithstanding the Reverse Stock Split or otherwise; or

•
unanticipated negative reactions to the Reverse Stock Split, the other proposals or unanticipated circumstances or results that could negatively affect interest in the Common Stock by the investment community.

Factors other than those listed above could also cause the Company’s results to differ materially from expected results.

HOUSEHOLDING OF STOCKHOLDER MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” stockholder materials, such as proxy statements, information statements and annual reports.  This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household.  The Company will promptly deliver a separate copy of this Proxy Statement to you if you write or call the Company at the following address or telephone number: Green Energy Management Services Holdings, Inc., Attention: Chief Financial Officer, 381 Teaneck Road, Suite 3, Teaneck, New Jersey 07666, or by phone at (201) 530-1200.  If you want to receive separate copies of stockholder materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

STOCKHOLDER PROPOSALS

Our Bylaws provide that advance notice of a stockholder’s proposal must be delivered to the Secretary of the Company at our principal executive offices not earlier than 75 days and not later than 45 days prior to the first anniversary of the date on which we first mailed our proxy materials for the previous year’s Annual Meeting of Stockholders of the Company (the “Annual Meeting).  However, our Bylaws also provide that in the event that no Annual Meeting was held in the previous year or the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 30 days from the anniversary of the date of the previous year’s Annual Meeting, this notice by the stockholder to be timely must be so delivered not later than the close of business on the later of (i) the 90th day prior to such Annual Meeting or (ii) the 10th day following the day on which public announcement of the date of such Annual Meeting is first made.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC.  The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at Room 1024, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549.  You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC.  The address of that site is www.sec.gov.

OTHER MATTERS

We know of no other business that will be presented at the Special Meeting.  If any other business is properly brought before the Special Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

Whether you intend to be present at this meeting or not, you are urged to return your proxy promptly.

September 2, 2011	BY ORDER OF THE BOARD OF DIRECTORS

/s/ Ronald P. Ulfers, Jr.
Ronald P. Ulfers, Jr
Chairman, President and Chief Executive Officer

ANNEX A

  CERTIFICATE OF AMENDMENT
TO THE
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF GREEN ENERGY MANAGEMENT SERVICES HOLDINGS, INC.

Green Energy Management Services Holdings, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

FIRST: That at a meeting of the Board of Directors of Green Energy Management Services Holdings, Inc., a resolution was duly adopted setting forth a proposed amendment of the Second Amended and Restated Certificate of Incorporation of said corporation, declaring said amendment to be advisable and directing that the amendment be submitted to the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Second Amended and Restated Certificate of Incorporation of this corporation be amended to effect a one (1) for ____ (___) reverse stock split of all of the Corporation's issued and outstanding common stock, par value $0.0001 per share (the “Common Stock”), whereby, automatically upon the filing and effectiveness of this Certificate of Amendment pursuant to the General Corporation Law of the State of Delaware, each ___ (___) issued and outstanding shares of Common Stock shall automatically be changed into one (1) validly issued, fully paid and non-assessable share of Common Stock, and, in that connection, to reduce the stated capital of the Corporation.

In order to effectuate the amendment set forth above:

(a)  Upon the filing and effectiveness of the Certificate of Amendment pursuant to the General Corporation Law of the State of Delaware, all of the Corporation's issued and outstanding shares of Common Stock, having a par value  of $0.0001 per share, shall be changed into new validly issued, fully paid and non-assessable shares of Common Stock, having a par value of $0.0001 per share, on the basis of one (1) new share of Common Stock for each ___ (___) shares of Common Stock issued and outstanding as of the date of filing of the Certificate of Amendment with the Secretary of State of the State of Delaware; provided, however, that no fractional shares of Common Stock shall be issued pursuant to such change.  Each stockholder who otherwise would be entitled to a fractional share as a result of such change shall have only a right to receive, in lieu thereof, a whole new share of Common Stock at no additional cost;

(b)  The Corporation's 500,000,000 authorized shares of Common Stock, having a par value of $0.0001 per share, shall not be changed;

(c)  The Corporation's 1,000,000 authorized shares of preferred stock, having a par value of $0.0001 per share, shall not be changed; and

(d)  The Corporation's stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Certificate of Amendment which, as a result of the reverse stock split provided for herein, are no longer issued shares of Common Stock.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the corporation has caused this Certificate of Amendment to be signed by _____________, its ____________________, this ____ day of ___________, 2011.

Green Energy Management Services Holdings, Inc.

By:
Name:
Title:

A-1

ANNEX B

GREEN ENERGY MANAGEMENT SERVICES HOLDINGS, INC.
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION*

*ASSUMES EACH OF PROPOSALS NOS. 2 THROUGH 6 ARE ADOPTED BY THE COMPANY’S STOCKHOLDERS.  TERMS WILL VARY AS DISCUSSED IN THE PROXY STATEMENT IF NOT ALL OF THE PROPOSALS ARE ADOPTED.

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
GREEN ENERGY MANAGEMENT SERVICES HOLDINGS, INC.

The undersigned, for purposes of incorporating a corporation under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

ARTICLE I -- NAME

The name of the corporation is Green Energy Management Services Holdings, Inc. (the “Corporation”).

ARTICLE II -- REGISTERED OFFICE AND AGENT

The address of the Corporation’s registered office in the State of Delaware is 1679 Dupont Hwy., Suite 100, Dover, County of Kent, Delaware 19901.  The name of the Corporation’s registered agent at such address is Registered Agent Solutions, Inc.

ARTICLE III -- PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV -- CAPITALIZATION

(a)         Authorized Shares.  The total number of shares of stock which the Corporation shall have authority to issue is 501,000,000 shares, consisting of 500,000,000 shares of Common Stock, par value $0.0001 per share (the “Common Stock”) and 1,000,000 shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).

(b)         Preferred Stock.  (i) Shares of Preferred Stock may be issued in one or more series, from time to time, with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors of the Corporation (the “Board of Directors”), and the Board of Directors is hereby expressly vested with authority, to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions.  The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

(i)          The number of shares constituting that series and the distinctive designation of that series;

(ii)         The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(iii)        Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(iv)        Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(v)         Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(vi)        Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(vii)       The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(viii)       Any other relative rights, preferences and limitations of that series.

(c)          Amending the Terms of One or More Outstanding Series of Preferred Stock.  Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock) or pursuant to the DGCL.

(d)          No Class Vote on Changes in Authorized Number of Shares of Preferred Stock.  Subject to the rights of the holders of any series of Preferred Stock pursuant to the terms of this Certificate of Incorporation or any resolution or resolutions providing for the issuance of such series of stock adopted by the Board of Directors, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock irrespective of the provisions of Section 242(b)(2) of the DGCL.

ARTICLE V -- BOARD OF DIRECTORS

(a)          Number of Directors.  Subject to the special rights of the holders of any class or series of stock to elect directors, the precise number of directors shall be fixed exclusively pursuant to a resolution adopted by the Board of Directors.

(b)         Vacancies and Newly Created Dictatorships.  Subject to the rights of the holders of any series or class of stock to elect directors, any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall be filled by the vote of a majority of the members of the Board of Directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders.  Subject to any special rights of the holders of any series or class of stock to elect directors and except as otherwise provided by law, in the event of a vacancy in the Board of Directors, the remaining directors may exercise the powers of the full Board of Directors until the vacancy is filled. Any director elected in accordance with this section shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.

ARTICLE VI -- BY-LAWS

Subject to the terms of the By-Laws of the Corporation (the “By-Laws”), the Board of Directors shall have the power to make, alter or repeal the By-Laws.

ARTICLE VII -- LIMITATION OF DIRECTOR LIABILITY; INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

(a)          Limitation of Director Liability.  To the fullest extent that the DGCL or any other law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended permits the limitation or elimination of the liability of directors, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.  No amendment to, or modification or repeal of, this Article VII (a) shall adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such amendment, modification or repeal.

(b)         Indemnification and Advancement of Expenses.  The Corporation shall indemnify and advance expenses to, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an “Indemnitee”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or an officer of the Corporation or, while a director or an officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Indemnitee.  Notwithstanding the preceding sentence, the Corporation shall be required to indemnify, or advance expenses to, an Indemnitee in connection with a proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such proceeding (or part thereof) by the Indemnitee was authorized by the Board of Directors of the Corporation.

(c)          Other Indemnification and Advancement of Expenses.  This Article VII shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to any other person when and as authorized by appropriate corporate action.

ARTICLE VIII -- MEETINGS OF STOCKHOLDERS

(a)          Special Meetings of Stockholders.  Subject to the rights of the holders of any series of Preferred Stock, and to the requirements of applicable law, special meetings of Stockholders may be called only by either (a) the Chairman of the Board of Directors, (b) the President, or (c) the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies.

(b)          Election of Directors by Written Ballot.  Election of directors need not be by written ballot.

ARTICLE IX -- AMENDMENTS TO THE BY-LAWS

In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to make, alter, amend and repeal the By-Laws subject to the power of the stockholders of the Corporation to alter, amend or repeal the By-Laws

ANNEX C

~~ARTICLE VII~~

~~The directors of the Corporation shall be divided into three classes. The number of directors of the Corporation and the number of directors in each class of directors shall be fixed only by resolution of the board of directors of the Corporation from time to time. The initial term of office of the first such class of directors shall expire at the first annual meeting of stockholders, the initial term of office of the second such class of directors shall expire at the second annual meeting of stockholders and the initial term of office of the third such class of directors shall expire at the third annual meeting of stockholders, with each such class of directors to hold office until their successors have been duly elected and qualified. At each annual meeting of stockholders, directors elected to succeed the directors whose terms expire at such annual meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders in the third year following the year of their election and until their successors have been duly elected and qualified. If the~~
~~number of directors is changed, any increase or decrease shall be apportioned among the classes in such manner as the board of directors of the Corporation shall determine, but no decrease in the number of directors may shorten the term of any incumbent director.~~

~~No director who is part of any such class of directors may be removed except both for cause and with the affirmative vote of the holders of not less than 80% of the voting power of all outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, considered for this purpose as a single class.~~

~~Vacancies and newly created directorships resulting from any increase in the authorized number of directors or from any other cause (other than vacancies and newly created directorships which the holders of any class or classes of stock or series thereof are expressly entitled by this Certificate of Incorporation to fill) shall be filled by, and only by, a majority of the directors then in~~
~~office, although less than a quorum, or by the sole remaining director (and not by stockholders). Any director appointed to fill a vacancy or a newly created directorship shall hold office until the next election of the class of directors of the director which such director replaced or the class of directors to which such director was appointed, and until his or her successor is elected and qualified or until his or her earlier resignation or removal.~~

~~Notwithstanding the foregoing, in the event that the holders of any class or series of Preferred Stock of the Corporation shall be entitled, voting separately as a class, to elect any directors of the Corporation, then the number of directors that may be elected by such holders voting separately as a class shall be in addition to the number fixed pursuant to a resolution of the board of directors of the Corporation. Except as otherwise provided in the terms of such class or series, (i) the terms of the directors elected by such holders voting separately as a class shall expire at the annual meeting of stockholders next succeeding their election without regard to the classification of other directors and (ii) any director or directors elected by such holders voting separately as a class may be removed, without cause, by the holders of a majority of the voting power of all outstanding shares of stock of the Corporation entitled to vote separately as a class in an election of such directors.~~

C-1

ANNEX D-1

~~ARTICLE VIII~~

~~No action of stockholders of the Corporation required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting of stockholders, without prior notice and without a vote, and the power of stockholders of the Corporation to consent in writing to the taking of any action without a meeting is specifically denied.~~

~~Notwithstanding this Article VIII, the holders of any series of Preferred Stock of the Corporation shall be entitled to take action by written consent to such extent, if any, as may be provided in the terms of such series.~~

D-1

ANNEX D-2

Section [__].  Action by Written Consent of Stockholders.  To the fullest extent and in the manner permitted by law, any action required or permitted to be taken at a meeting of the stockholders or of a class or series of stockholders may be taken without a meeting of the stockholders or of such class or series of stockholders upon the consent in writing signed by such stockholders who would have been entitled to vote the minimum number of votes that would be necessary to authorize the action at a meeting at which all the stockholders entitled to vote thereon were present and voting.  The consents shall be filed with the Secretary.4

D-2-1

ANNEX E

~~ARTICLE IX~~

~~A. In addition to any approval of the board of directors or any stockholder vote or consent required by the laws of the State of Delaware or any other provision of this Certificate of Incorporation or otherwise, there shall be required for the approval, adoption, or authorization of a Business Combination with an Interested Person the affirmative vote or consent of the holders of a majority of the shares of stock of the Corporation entitled to vote in elections of directors considered separately for the purposes of this Article IX, which are~~
~~not beneficially owned, directly or indirectly, by such Interested Person; provided, however, that said voting requirement shall not be applicable if all of the conditions specified in subparagraphs (1) and (2) below are met or if all of the conditions specified in subparagraph (3) are met:~~

~~(1) The consideration to be received per share in such Business  Combination by holders of the stock of the Corporation is payable in cash or Acceptable Securities, or a combination of both, and the Acceptable Securities (plus the cash, if any) have a fair market value per share of the Corporation's stock of not less than either:~~

~~(a) the highest price (including the highest per share brokerage commissions, transfer tax, and soliciting dealers fees) paid by said Interested Person in acquiring any of the Corporation's stock; or~~

~~(b) a price per share obtained by multiplying the aggregate earnings per share of stock of the Corporation (appropriately adjusted for any subdivision of shares, stock dividend, or combination of shares during the period) for the four full consecutive fiscal quarters immediately preceding the record date for solicitation of votes or consents on such Business Combination by the figure obtained by dividing the highest per share price (including the highest per share brokerage commissions, transfer tax, and soliciting dealers fees) paid by such Interested Person acquiring any of the Corporation's stock by the aggregate earnings per share of the Corporation for the four full consecutive fiscal quarters immediately preceding the time when the Interested Person shall have become the beneficial owner of five percent (5%) or more of the stock of the Corporation entitled to vote in elections of directors.~~

~~If any securities were issued by an Interested Person in exchange for stock of the Corporation prior to the proposed Business Combination, the fair market value of said securities at the time of issue shall be used in determining the per share price paid for said stock.~~

~~(2) After the Interested Person has become the beneficial owner of five percent (5%) or more of the stock of the Corporation entitled to vote in the election of directors and prior to the consummation of such Business Combination, there shall have been no reduction in the rate of dividends payable on the Corporation's stock which would result in a quarterly dividend rate per share which is less than the average quarterly dividend rate per share for the four full consecutive fiscal quarters immediately preceding the time when the Interested Person shall have become the beneficial owner of five percent (5%) or more of the stock of the Corporation unless such reduction in the rate of dividends has been approved by the board of directors of the Corporation and a majority of the members of the board of directors approving such reduction were duly elected and acting members of the board of directors prior to the time that such Interested Person shall have become a beneficial owner of five percent (5%) or more of the shares of the Corporation. For the purposes of this paragraph, quarterly dividend rate per share for any quarterly dividend shall be equal to the percentage said quarterly dividend per share bears to the earnings per share for the four full fiscal quarters immediately preceding the declaration of said quarterly dividend.~~

E-1

~~(3) The board of directors of the Corporation has approved a memorandum of understanding with such other Interested Person with respect to such Business Combination prior to the time that such Interested Person shall have become a beneficial owner of five percent (5%) or more of the shares of stock entitled to vote in elections of directors, or thereafter if such Business Combination is otherwise approved by the board of directors of the Corporation, provided that a majority of the members of the board of directors voting for the approval of such transaction were duly elected and acting members of the board of directors prior to the time that such Interested Person shall have become a beneficial owner of five percent (5%) or more of the shares of stock of the Corporation entitled to vote in elections of directors.~~

~~B. For the purposes of this Article IX:~~

~~(1) Affiliate and associate shall have the respective meanings given those terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.~~

~~(2) A person shall be the beneficial owner and beneficially owns shares of stock of the Corporation (other than shares of the Corporation's stock held in its treasury) (a) which such person and its affiliates and associates beneficially own, directly or indirectly, whether of record or not, (b) which such person or any of its affiliates or associates has the right to acquire, pursuant to any~~
~~agreement upon the exercise of conversion rights, warrants, or  options, or otherwise, (c) which such person or any of its affiliates or associates has the right to sell or vote pursuant to any agreement, or (d) which are beneficially owned, directly or indirectly, by any other person with which such first mentioned person or any of its affiliates or associates has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of securities of the Corporation.~~

~~(3) Business Combination is~~

~~(a) any merger or consolidation of the Corporation or any subsidiary of the Corporation with or into any Interested Person (regardless of the identity of the surviving corporation);~~

~~(b) any sale, lease, or other disposition of all or any substantial part of the assets of the Corporation or any subsidiary of the Corporation to any Interested Person for cash or securities or both;~~

~~(c) any issuance or delivery of securities of the Corporation or a subsidiary of the Corporation (which the beneficial owner shall have the right to vote, or to vote upon exercise, conversion, or by contract) to an Interested Person in consideration for or in exchange of any securities or other property (including cash);~~

~~(4) Acceptable Securities shall mean (a) securities of the same class or series, with the same rights, powers, and benefits and of the same denomination, term, and interest, or dividend, if any, as the securities issued and delivered by the Interested Person in exchange for the majority of the stock of the Corporation acquired by the Interested Person or (b) the class of common stock of the Interested Person which is beneficially owned by the most persons.~~

~~(5) Interested Person is any person which, as of the record date for the determination of stockholders entitled to notice of any Business Combination and to vote thereon or consent thereto, or as of the date of any such vote or consent, or immediately prior to the consummation of any Business Combination, beneficially owns, directly or indirectly, five percent (5%) or more of the shares of stock of the Corporation entitled to vote in elections of directors.~~

~~(6) Person is an individual, partnership, corporation, limited liability company, or other entity.~~

~~(7) Subsidiary of the Corporation is any corporation of which fifty percent (50%) or more of any class of stock is beneficially owned, directly or indirectly, by the Corporation.~~

~~C. No amendment to this Certificate of Incorporation shall amend, alter, change, or repeal any of the provisions of this Article IX unless such amendment, in addition to receiving any stockholder vote or consent required by the laws of the State of Delaware in effect at the time, shall receive the affirmative vote or consent of the holders of a majority of the shares of stock of the Corporation entitled to vote in elections of directors which are not beneficially owned, directly or indirectly, by any person which would be an Interested Person if the vote or consent on such amendment were a vote or consent on a Business Combination.~~

E-2

ANNEX F

 ARTICLE ~~X~~[__ ] -- LIMITATION OF DIRECTOR LIABILITY;

INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

~~A~~(a)           Limitation of Director Liability.  To the fullest extent that the DGCL or any other law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended permits the limitation or elimination of the liability of directors, no director of the Corporation shall ~~not~~ be ~~personally~~ liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director~~, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.~~.  No amendment to, or modification or repeal of, this Article VII (a) shall adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such amendment, modification or repeal.

~~Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.~~
(b)           Indemnification and Advancement of Expenses.  The Corporation shall indemnify and advance expenses to, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an “Indemnitee”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or an officer of the Corporation or, while a director or an officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Indemnitee.  Notwithstanding the preceding sentence, the Corporation shall be required to indemnify, or advance expenses to, an Indemnitee in connection with a proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such proceeding (or part thereof) by the Indemnitee was authorized by the Board of Directors of the Corporation.

F-1

ANNEX G

~~ARTICLE XI~~

~~No provision of Article V, Article VII, Article VIII or Article X or of this Article XI shall be amended, modified or repealed, and no provision inconsistent with any such provision shall become part of this Certificate of Incorporation, unless such matter is approved by the affirmative vote of the holders of not less than 80% of the voting power of all outstanding shares of Common Stock of the Corporation and all other outstanding shares of stock of the Corporation entitled to vote on such matter, with such outstanding shares of Common Stock and other stock considered for this purpose as a single class. Any vote of stockholders required by this Article XI shall be in addition to any other vote of the stockholders that may be required by law, this Certificate of Incorporation, the by-laws of the Corporation, any agreement with a national securities exchange or otherwise.~~

G-1

ANNEX H

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
~~CITADEL SOFTWARE, INC.~~ GREEN ENERGY MANAGEMENT SERVICES HOLDINGS, INC.

~~Citadel Software, Inc., a~~The undersigned, for purposes of incorporating a corporation under the General Corporation Law of the State of Delaware ~~corporation~~ (the ~~Corporation~~“DGCL”), does hereby ~~certifies~~certify as follows:

~~1. The name of the Corporation is Citadel Software, Inc. The date of filing of its original certificate of incorporation with the Secretary of State was December 20, 1996.~~

~~2. This Amended and Restated Certificate of Incorporation amends, restates and integrates the provisions of the Certificate of Incorporation as currently in effect of said Corporation and has been duly adopted in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation Law by written consent of the holders of all of the outstanding stock entitled to vote thereon in accordance with the provisions of Section 228 of the Delaware General Corporation Law.~~

~~3. The text of the Certificate of Incorporation as currently in effect is hereby amended and restated to read as set forth in full herein:~~

ARTICLE I -- NAME

The name of the corporation is Green Energy Management Services Holdings, Inc. (the “Corporation ~~is Citadel Security Software Inc.~~”).

ARTICLE II -- REGISTERED OFFICE AND AGENT

The address of the Corporation~~'~~’s registered office in the State of Delaware is ~~2711 Centerville Rd Ste 400 in the City of Wilmington~~1679 Dupont Hwy., Suite 100, Dover, County of ~~New Castle~~Kent, Delaware ~~19808.~~ 19901.  The name of ~~its~~the Corporation’s registered agent at such address is ~~Corporation~~Registered Agent Solutions, Inc.
~~Service Company.~~

ARTICLE III -- PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the ~~Delaware General Corporation Law~~DGCL.

ARTICLE IV -- CAPITALIZATION

~~The total number of shares of all classes of stock which the Corporation shall have authority to issue is 51,000,000, of which 50,000,000 shares of the par value of $.01 per share shall be a separate class designated as Common Stock and1,000,000 shares of the par value of $.01 per share shall be a separate class designated as Preferred Stock.~~(a) Authorized Shares.   The total number of shares of stock which the Corporation shall have authority to issue is 501,000,000 shares, consisting of 500,000,000 shares of Common Stock, par value $0.0001 per share (the “Common Stock”) and 1,000,000 shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).

~~A. COMMON STOCK~~

~~(i) Voting. Except as may be provided in this Certificate of Incorporation or required by law, the Common Stock shall have voting rights in the election of directors and on all other matters presented to stockholders, with each holder~~
~~of Common Stock being entitled to one vote for each share of Common Stock held of record by such holder on such matters.~~

~~(ii) Dividends. Subject to the rights of the holders of any series of Preferred Stock, holders of Common Stock shall be entitled to receive such dividends and distributions (whether payable in cash or otherwise) as may be declared on the Common Stock by the board of directors of the Corporation from time to time out of assets or funds of the Corporation legally available therefor.~~

~~(iii) Subdivisions, Combinations and Mergers. In the event of any merger, statutory share exchange,  onsolidation or similar form of corporate transaction involving the Corporation (whether or not the Corporation is the surviving entity), the holders of Common Stock shall be entitled to receive the same per share consideration, if any.~~

~~(iv) Rights on Liquidation. Subject to the rights of the holders of any series of Preferred Stock, in the event of any liquidation, dissolution or winding-up of the Corporation (whether voluntary or involuntary), the assets of the Corporation available for distribution to stockholders shall be distributed in equal amounts per share to the holders of Common Stock.~~

~~For purposes of this paragraph, a merger, statutory share exchange, consolidation or similar corporate transaction involving the Corporation (whether or not the Corporation is the surviving entity), or the sale, transfer or lease by the Corporation of all or substantially all its assets, shall not constitute or be deemed a liquidation, dissolution or winding-up of the Corporation.~~

~~B. PREFERRED STOCK~~

                      (b)           Preferred Stock.  (i) Shares of Preferred Stock may be issued in one or more series, from time to time ~~as determined by the board of directors of the Corporation, and the board of directors of the Corporation is authorized to fix by resolution or resolutions the designations and the powers~~, with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations ~~and restrictions thereof, of the shares of~~or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors of the Corporation (the “Board of Directors”), and the Board of Directors is hereby expressly vested with authority, to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions.  The authority of the Board of Directors with respect to each series of Preferred Stock~~, including~~ shall include, but not be limited to, determination of the following:

(i) The number of shares constituting that series and the distinctive ~~serial~~ designation of ~~such series which shall distinguish it from other~~that series;

(ii) ~~the number of shares included in such series;~~ The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

~~(iii) whether dividends shall be payable to the holders of the shares of such series and, if so, the basis on which such holders shall be entitled to receive dividends (which may include, without limitation, a right to receive such dividends or distributions as may be declared on the shares of such series by the board of directors of the Corporation, a right to receive such dividends or distributions, or any portion or multiple thereof, as may be declared on the Common Stock or any other class of stock or, in addition to or in lieu of any other right to receive dividends, a right to receive dividends at a particular rate or at a rate determined by a particular method, in which case such rate or method of determining such rate may be set forth), the form of such dividend, any conditions on which such dividends shall be payable and the date or dates, if any, on which such dividends shall be payable;~~

~~(iv) whether dividends on the shares of such series shall be cumulative and, if so, the date or dates or method of determining the date or dates from which dividends on the shares of such series shall be cumulative;~~

~~(v) the amount or amounts, if any, which shall be payable out of the assets of the Corporation to the holders of the shares of such series upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, and~~

~~the relative rights of priority, if any, of payment of the shares of such series;~~

~~(vi) the price or prices (in cash, securities or other property or a combination thereof) at which, the period or periods within which and the terms and conditions upon which the shares of such series may be redeemed, in whole or in part, at the option of the Corporation or at the option of the holder or holders thereof or upon the happening of a specified event or events;~~

~~(vii) the obligation, if any, of the Corporation to purchase or redeem shares of such series pursuant to a sinking fund or otherwise and the price or prices (in cash, securities or other property or a combination thereof) at which, the period or periods within which and the terms and conditions upon which the shares of such series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;~~

~~(viii) whether or not the shares of such series shall be convertible or exchangeable, at any time or times at the option of the holder or holders thereof or at the option of the Corporation or upon the happening of a specified event or events, into shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or any other securities or property of the Corporation or any other entity, and the price or prices (in cash, securities or other property or a combination thereof) or rate or rates of conversion or exchange and any adjustments applicable thereto; and~~

~~ix) whether or not the holders of the shares of such series shall have voting rights, in addition to the voting rights provided by law, and if so the terms of such voting rights, which may provide, among other things and subject to the other provisions of this Certificate of Incorporation, that each share of such series shall carry one vote or more or less than one vote per share, that the holders of such series shall be entitled to vote on certain matters as a separate class (which for such purpose may be comprised solely of such series or of such series and one or more other series or classes of stock of the Corporation) and that all the shares of such series entitled to vote on a particular matter shall be deemed to be voted on such matter in the manner that a specified portion of the voting power of the shares of such series or separate class are voted on such matter.~~(iii) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

~~For all purposes, this Certificate of Incorporation shall include each certificate of designations (if any) setting forth the terms of a series of Preferred Stock.~~

~~Subject to the rights, if any, of the holders of Preferred Stock, an amendment of this Certificate of Incorporation to increase or decrease the number of authorized shares of Preferred Stock (but not below the number of shares thereof then outstanding) may be adopted by resolution adopted by the board of directors of the Corporation and approved by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of Common Stock of the Corporation and all other outstanding shares of stock of the Corporation entitled to vote thereon, with such outstanding shares of Common Stock and other stock considered for this purpose as a single class, and no vote of the holders of Preferred Stock, voting as a separate class, shall be required therefor.~~

~~Except as otherwise required by law or provided in the certificate of designations for the relevant series, holders of Common Stock, as such, shall not be entitled to vote on any amendment of this Certificate of Incorporation~~

~~that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or~~

~~more other series of Preferred Stock, to vote thereon as a separate class pursuant to this Certificate of Incorporation or pursuant to the Delaware General Corporation Law as then in effect.~~

~~ARTICLE V~~

~~All corporate powers shall be exercised by the board of directors of the Corporation, except as otherwise specifically required by law or as otherwise provided in this Certificate of Incorporation. Any meeting of stockholders may~~
~~be postponed by action of the board of directors at any time in advance of such meeting. The board of directors of the Corporation shall have the power to adopt such rules and regulations for the conduct of the meetings and management of the affairs of the Corporation as they may deem proper and the power to adjourn any meeting of stockholders without a vote of the stockholders, which powers may be delegated by the board of directors to the chairman of such meeting either in such rules and regulations or pursuant to the by-laws of the Corporation.~~

~~Special meetings of stockholders of the Corporation may be called at any time by, but only by, the board of directors of the Corporation, to be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting.~~

~~The board of directors of the Corporation is authorized to adopt, amend or repeal by-laws of the Corporation. No adoption, amendment or repeal of a by-law by action of stockholders shall be effective unless approved by the affirmative vote of the holders of not less than 80% of the voting power of all outstanding shares of Common Stock of the Corporation and all other outstanding shares of stock of the Corporation entitled to vote on such matter, with such outstanding shares of Common Stock and other stock considered for this purpose as a single class. Any vote of stockholders required by this Article V shall be in addition to any other vote of stockholders that may be required by law, this Certificate of Incorporation, the by-laws of the Corporation, any agreement with a national securities exchange or otherwise.~~
(iv)           Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(v)           Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(vi)           Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(vii)           The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(viii)           Any other relative rights, preferences and limitations of that series.

~~ARTICLE VI~~
(c)           Amending the Terms of One or More Outstanding Series of Preferred Stock.  Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock) or pursuant to the DGCL.

~~Elections of directors need not be by written ballot except and to the extent provided in the by-laws of the Corporation~~

(d)           No Class Vote on Changes in Authorized Number of Shares of Preferred Stock.  Subject to the rights of the holders of any series of Preferred Stock pursuant to the terms of this Certificate of Incorporation or any resolution or resolutions providing for the issuance of such series of stock adopted by the Board of Directors, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock irrespective of the provisions of Section 242(b)(2) of the DGCL.

ARTICLE ~~VII~~V -- BOARD OF DIRECTORS

~~The directors of the Corporation shall be divided into three classes. The number of directors of the Corporation and the number of directors in each class~~(a) Number of Directors.  Subject to the special rights of the holders of any class or series of stock to elect directors, the precise number of directors shall be fixed ~~only by~~exclusively pursuant to a resolution ~~of the board of directors of the~~adopted by the Board of Directors.
~~Corporation from time to time. The initial term of office of the first such class of directors shall expire at the first annual meeting of stockholders, the initial term of office of the second such class of directors shall expire at the second annual meeting of stockholders and the initial term of office of the third such class of directors shall expire at the third annual meeting of stockholders, with each such class of directors to hold office until their successors have been duly elected and qualified. At each annual meeting of stockholders, directors elected to succeed the directors whose terms expire at such annual meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders in the third year following the year of their election and until their successors have been duly elected and qualified. If the number of directors is changed, any increase or decrease shall be apportioned among the classes in such manner as the board of directors of the Corporation shall determine, but no decrease in the number of directors may shorten the  term of any incumbent director.~~

~~No director who is part of any such class of directors may be removed except both for cause and with the affirmative vote of the holders of not less than 80% of the voting power of all outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, considered for this purpose as a single class.~~

~~Vacancies and newly created directorships resulting from any increase in the authorized number of directors or from any other cause (other than vacancies and newly created directorships which the holders of any class or classes of stock or series thereof are expressly entitled by this Certificate of Incorporation to fill) shall be filled by, and only by, a majority of the directors then in office, although less than a quorum, or by the sole remaining director (and notby stockholders). Any director appointed to fill a vacancy or a newly created directorship shall hold office until the next election of the class of directors of the director which such director replaced or the class of directors to which such director was appointed, and until his or her successor is elected and qualified or until his or her earlier resignation or removal.~~(b)Vacancies and Newly Created Dictatorships.  Subject to the rights of the holders of any series or class of stock to elect directors, any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall be filled by the vote of a majority of the members of the Board of Directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders.  Subject to any special rights of the holders of any series or class of stock to elect directors and except as otherwise provided by law, in the event of a vacancy in the Board of Directors, the remaining directors may exercise the powers of the full Board of Directors until the vacancy is filled. Any director elected in accordance with this section shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.

~~Notwithstanding the foregoing, in the event that the holders of any class or series of Preferred Stock of the Corporation shall be entitled, voting separately as a class, to elect any directors of the Corporation, then the number of directors that may be elected by such holders voting separately as a class shall be in addition to the number fixed pursuant to a resolution of the board of directors of the Corporation. Except as otherwise provided in the terms of such class or series, (i) the terms of the directors elected by such holders voting separately as a class shall expire at the annual meeting of stockholders next succeeding their election without regard to the classification of other directors and (ii) any director or directors elected by such holders voting separately as a class may be removed, without cause, by the holders of a majority of the voting power of all outstanding shares of stock of the Corporation entitled to vote separately as a class in an election of such directors.~~

~~ARTICLE VIII~~

~~No action of stockholders of the Corporation required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting of stockholders, without prior notice and without a vote, and the power of stockholders of the Corporation to consent in writing to the taking of any action without a meeting is specifically denied.~~

~~Notwithstanding this Article VIII, the holders of any series of Preferred Stock of the Corporation shall be entitled to take action by written consent to such extent, if any, as may be provided in the terms of such series.~~

~~ARTICLE IX~~

~~A. In addition to any approval of the board of directors or any stockholder vote or consent required by the laws of the State of Delaware or any other provision of this Certificate of Incorporation or otherwise, there shall be required for the approval, adoption, or authorization of a Business Combination with an Interested Person the affirmative vote or consent of the holders of a majority of the shares of stock of the Corporation entitled to vote in elections of directors considered separately for the purposes of this Article IX, which are not beneficially owned, directly or indirectly, by such Interested Person; provided, however, that said voting requirement shall not be applicable if all of the conditions specified in subparagraphs (1) and (2) below are met or if all of the conditions specified in subparagraph (3) are met:~~

~~(1) The consideration to be received per share in such Business Combination by holders of the stock of the Corporation is payable in cash or Acceptable Securities, or a combination of both, and the Acceptable Securities (plus the cash, if any) have a fair market value per share of the Corporation's stock of not less than either:~~

~~(a) the highest price (including the highest per share brokerage commissions, transfer tax, and soliciting dealers fees) paid by said Interested Person in acquiring any of the Corporation's stock; or~~

~~(b) a price per share obtained by multiplying the aggregate earnings per share of stock of the Corporation appropriately adjusted for any subdivision of shares, stock dividend, or combination of shares during the period) for the four full consecutive fiscal quarters immediately preceding the record date for solicitation of votes or consents on such Business Combination by the figure obtained by dividing the highest per share price (including the highest per share brokerage commissions, transfer tax, and soliciting dealers fees) paid by such Interested Person acquiring any of the Corporation's stock by the aggregate earnings per share of the Corporation for the four full consecutive fiscal quarters immediately preceding the time when the Interested Person shall have become the beneficial owner of five percent (5%) or more of the stock of the Corporation entitled to vote in elections of directors.~~

~~If any securities were issued by an Interested Person in exchange for stock of the Corporation prior to the proposed Business Combination, the fair market value of said securities at the time of issue shall be used in determining the per share price paid for said stock.~~

~~(2) After the Interested Person has become the beneficial owner of five percent (5%) or more of the stock of the Corporation entitled to vote in the election of directors and prior to the consummation of such Business Combination, there shall have been no reduction in the rate of dividends payable on the Corporation's stock which would result in a quarterly dividend rate per share which is less than the average quarterly dividend rate per share for the four full consecutive fiscal quarters immediately preceding the time when the Interested Person shall have become the beneficial owner of five percent (5%) or more of the stock of the Corporation unless such reduction in the rate of dividends has been approved by the board of directors of the Corporation and a majority of the members of the board of directors approving such reduction were duly elected and acting members of the board of directors prior to the time that such Interested Person shall have become a beneficial owner of five percent (5%) or more of the shares of the Corporation. For the purposes of this paragraph, quarterly dividend rate per share for any quarterly dividend shall be equal to the percentage said quarterly dividend per share bears to the earnings per share for the four full fiscal quarters immediately preceding the declaration of said quarterly dividend.~~

~~(3) The board of directors of the Corporation has approved a memorandum of understanding with such other Interested Person with respect to such Business Combination prior to the time that such Interested Person shall have become a beneficial owner of five percent (5%) or more of the shares of stock entitled to vote in elections of directors, or thereafter if such Business Combination is otherwise approved by the board of directors of the Corporation, provided that a majority of the members of the board of directors voting for the approval of such transaction were duly elected and acting members of the board of directors prior to the time that such Interested Person shall have become a beneficial owner of five percent (5%) or more of the shares of stock of the Corporation entitled to vote in elections of directors.~~

~~B. For the purposes of this Article IX:~~

~~(1) Affiliate and associate shall have the respective meanings given those terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.~~

~~(2) A person shall be the beneficial owner and beneficially owns shares of stock of the Corporation (other than shares of the Corporation's stock held in its treasury) (a) which such person and its affiliates and associates beneficially own, directly or indirectly, whether of record or not, (b) which such person or any of its affiliates or associates has the right to acquire, pursuant to any agreement upon the exercise of conversion rights, warrants, or options, or otherwise, (c) which such person or any of its affiliates or associates has the right to sell or vote pursuant to any agreement, or (d) which are beneficially owned, directly or indirectly, by any other person with which such first mentioned person or any of its affiliates or associates has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of securities of the Corporation.~~

~~(3) Business Combination is~~

~~(a) any merger or consolidation of the Corporation or any subsidiary of the Corporation with or into any Interested Person (regardless of the identity of the surviving corporation);~~

~~(b) any sale, lease, or other disposition of all or any substantial part of the assets of the Corporation or any subsidiary of the Corporation to any Interested Person for cash or securities or both;~~

~~(c) any issuance or delivery of securities of the Corporation or a subsidiary of the Corporation (which the beneficial owner shall have the right to vote, or to vote upon exercise, conversion, or by contract) to an Interested Person in consideration for or in exchange of any securities or other property (including cash);~~

~~(4) Acceptable Securities shall mean (a) securities of the same class or series, with the same rights, powers, and benefits and of the same denomination, term, and interest, or dividend, if any, as the securities issued and delivered by the Interested Person in exchange for the majority of the stock of the Corporation acquired by the Interested Person or (b) the class of common stock of the Interested Person which is beneficially owned by the most persons.~~

~~(5) Interested Person is any person which, as of the record date for the determination of stockholders entitled to notice of any Business Combination and to vote thereon or consent thereto, or as of the date of any such vote or consent, or immediately prior to the consummation of any Business Combination, beneficially owns, directly or indirectly, five percent (5%) or more of the shares of stock of the Corporation entitled to vote in elections of directors.~~

~~(6) Person is an individual, partnership, corporation, limited liability company, or other entity.~~

~~(7) Subsidiary of the Corporation is any corporation of which fifty percent (50%) or more of any class of stock is beneficially owned, directly or indirectly, by the Corporation.~~

~~C. No amendment to this Certificate of Incorporation shall amend, alter, change, or repeal any of the provisions of this Article IX unless such amendment, in addition to receiving any stockholder vote or consent required by the laws of~~
~~the State of Delaware in effect at the time, shall receive the affirmative vote or consent of the holders of a majority of the shares of stock of the Corporation entitled to vote in elections of directors which are not beneficially owned, directly or indirectly, by any person which would be an Interested Person if the vote or consent on such amendment were a vote or consent on a Business Combination.~~

ARTICLE ~~X~~VI -- BY-LAWS

~~A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of~~
~~loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv)~~
~~for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.~~
Subject to the terms of the By-Laws of the Corporation (the “By-Laws”), the Board of Directors shall have the power to make, alter or repeal the By-Laws.

~~Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.~~

ARTICLE VII -- LIMITATION OF DIRECTOR LIABILITY;
INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

~~ARTICLE XI~~
(a)           Limitation of Director Liability.  To the fullest extent that the DGCL or any other law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended permits the limitation or elimination of the liability of directors, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.  No amendment to, or modification or repeal of, this Article VII (a) shall adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such amendment, modification or repeal.

~~No provision of Article V, Article VII, Article VIII or Article X or of this Article XI shall be amended, modified or repealed, and no provision inconsistent with any such provision shall become part of this Certificate of Incorporation, unless such matter is approved by the affirmative vote of the holders of not less than 80% of the voting power of all outstanding shares of Common Stock of the Corporation and all other outstanding shares of stock of the Corporation entitled to vote on such matter, with such outstanding shares of Common Stock and other stock considered for this purpose as a single class. Any vote of stockholders required by this Article XI shall be in addition to any other vote of the stockholders that may be required by law, this Certificate of Incorporation, the by-laws of the Corporation, any agreement with a national securities exchange or otherwise.~~

(b)           Indemnification and Advancement of Expenses.  The Corporation shall indemnify and advance expenses to, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an “Indemnitee”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or an officer of the Corporation or, while a director or an officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Indemnitee.  Notwithstanding the preceding sentence, the Corporation shall be required to indemnify, or advance expenses to, an Indemnitee in connection with a proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such proceeding (or part thereof) by the Indemnitee was authorized by the Board of Directors of the Corporation.

(c)           Other Indemnification and Advancement of Expenses.  This Article VII shall not limit the right of the Corporation , to the extent and in the manner permitted by law, to indemnify and to advance expenses to any other person when and as authorized by appropriate corporate action.

ARTICLE VIII -- MEETINGS OF STOCKHOLDERS

(a)           Special Meetings of Stockholders.  Subject to the rights of the holders of any series of Preferred Stock, and to the requirements of applicable law, special meetings of Stockholders may be called only by either (a) the Chairman of the Board of Directors, (b) the President, or (c) the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies.

(b)           Election of Directors by Written Ballot.  Election of directors need not be by written ballot.

ARTICLE IX -- AMENDMENTS TO THE BY-LAWS

In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to make, alter, amend and repeal the By-Laws subject to the power of the stockholders of the Corporation to alter, amend or repeal the By-Laws.

~~IN WITNESS WHEREOF,has caused this certificate to be signed and attested by its duly authorized officer on this 9th day of January, 2002.~~

~~Citadel Software, Inc.~~

~~By:    _~~/s/ Steven B. Solomon~~_____~~
       ~~Steven B. Solomon~~
      ~~Chief Executive Office~~

PRELIMINARY COPY

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF
GREEN ENERGY MANAGEMENT SERVICES HOLDINGS, INC.

The undersigned, a stockholder of Green Energy Management Services Holdings, Inc., a Delaware corporation (the “Company”), does hereby appoint Ronald P. Ulfers, Jr., and Robert Weinstein, and each of them, as proxies, with full power of substitution, in the name, place and stead of the undersigned, to vote at the Special Meeting of Stockholders of the Company to be held at the offices of Kaye Scholer LLP, located at 425 Park Avenue, New York, New York 10022, on Tuesday, October 18, 2011, at 9:00 a.m., Eastern time, and at any adjournments thereof, all of the shares of the Company’s common stock that the undersigned would be entitled to vote if personally present, in accordance with and as described in the Notice and Proxy Statement for the Special Meeting.

The undersigned hereby instructs said proxies or their substitutes:

1.	To approve the Reverse Stock Split (Proposal No. 1).

☐ FOR                ☐ AGAINST                ☐ ABSTAIN

2.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation eliminating the classification of the Board of Directors (Proposal No. 2).

☐ FOR                ☐ AGAINST                ☐ ABSTAIN

3.	To approve an amendment to the Company’s Certificate of Incorporation to permit action by written consent of stockholders (Proposal No. 3)

☐ FOR                ☐ AGAINST                ☐ ABSTAIN

4.	To approve an amendment to the Company’s Certificate of Incorporation to repeal Article IX - stockholder approval of a “Business Combination” with an “Interested Person” (Proposal No. 4).

☐ FOR                ☐ AGAINST                ☐ ABSTAIN

5.
To approve an amendment to the Company’s Certificate of Incorporation to provide indemnification of, advance expenses to, and hold harmless, the Company’s officers and directors to the maximum extent permitted by the General Corporation Law of the State of Delaware, and, to the extent and in the manner permitted by law, to provide indemnification and advance expenses to any other person when and as authorized by appropriate corporate action (Proposal No. 5).

☐ FOR                ☐ AGAINST                ☐ ABSTAIN

6.	To approve an amendment to the Company’s Certificate of Incorporation to remove certain provisions of the Certificate of Incorporation requiring supermajority voting requirements (Proposal No. 6).

☐ FOR                ☐ AGAINST                ☐ ABSTAIN

DISCRETIONARY AUTHORITY: To vote with discretionary authority with respect to all other matters which may properly come before the Special Meeting or any adjournments thereof.

(continued, and to be signed on reverse side)

(continued from other side)

THIS PROXY WILL BE VOTED AS SPECIFIED EXCEPT THAT IF NO INSTRUCTIONS ARE INDICATED, IT WILL BE VOTED “FOR” PROPOSAL NO. 1, PROPOSAL NO. 2, PROPOSAL NO. 3, PROPOSAL NO. 4, PROPOSAL NO. 5 AND PROPOSAL NO. 6.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 1, PROPOSAL NO. 2, PROPOSAL NO. 3, PROPOSAL NO. 4, PROPOSAL NO. 5 AND PROPOSAL NO. 6.

Please sign exactly as your name appears hereon. If stock is held jointly, signature should include both names. Administrators, Trustees, Guardians and others signing in a representative capacity, please give your full titles.

Dated:	, 2011

Signature(s)

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.